================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  July 1, 1997
                Date of report (Date of earliest event reported)

                             American Re Corporation
             (Exact name of registrant as specified in its charter)

           DELAWARE                       1-11688                13-3672116
  (State or Other jurisdiction    (Commission File Number)    (I.R.S. Employer
of incorporation or organization)                            Identification No.)


                              555 College Road East
                           Princeton, New Jersey 08543
                                 (609) 243-4200
   (Address including zip code, and telephone number, including area code, of registrant's principal executive office)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On July 1, 1997, American Re Corporation ("American Re"), and its parent company, Muenchener Rueckversicherungs-Gesellschaft Aktiengesellschaft in Muenchen ("Munich Re"), completed the merger of Munich American Reinsurance Company ("MARC") into American Re-Insurance Company, the principal reinsurance subsidiary of American Re (the "Merger"). Prior to the Merger, MARC was owned 50% by Munich Re, 40% by Allianz Aktiengesellschaft and 10% by VICTORIA Versicherung AG. In addition, on July 3, 1997, Munich Re contributed the assets and liabilities of its U.S. Branch to American Re-Insurance Company in exchange for additional shares of American Re. As a result of these transactions, the minority interests in MARC held by Allianz Aktiengesellschaft and VICTORIA Versicherung AG were exchanged for minority interests in American Re common stock equal to less than 9% on an aggregate basis, and Munich Re continues to own over 91% of the outstanding common stock of American Re. As a result of these transactions, American Re-Insurance Company had, on a pro forma basis, as of March 31, 1997, statutory admitted assets of more than $8 billion and statutory surplus of more than $2 billion.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)   Financial Statements.

1. The financial statements listed in the accompanying Index to Financial Statements are hereby incorporated herein by this reference.

2. The reports of independent auditors listed in the accompanying Index to Financial Statements are filed as part of this report.

(c)   Exhibits.

      The accompanying Exhibit Index is hereby incorporated herein by this reference. The exhibits listed in the accompanying Exhibit Index are filed herewith or incorporated by reference as part of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       AMERICAN RE CORPORATION
                                       (Registrant)


                                       /S/ ROBERT K. BURGESS
                                       ---------------------
                                       Robert K. Burgess
                                       Executive Vice President, General Counsel
                                       and  Secretary

Dated: September 11, 1997

                                       /S/ GEORGE T. O'SHAUGHNESSY JR.
                                       --------------------------------
                                       George T. O'Shaughnessy Jr.
                                       Senior Vice President and
                                       Chief Financial Officer

                          INDEX TO FINANCIAL STATEMENTS

For American Re Corporation, Munich American Reinsurance Company and Munich Reinsurance Company - United States Branch:

Pro Forma Consolidated Financial Information of the Company ...............F-1

Munich American Reinsurance Company Consolidated Financial Statements
for the years ended December 31, 1996, 1995 and 1994, and Independent
Auditors' Report ..........................................................F-8

Munich Reinsurance Company - United States Branch Financial Statements
for the years ended December 31, 1996, 1995 and 1994, and Independent
Auditors' Report ..........................................................F-26

Interim Financial Statements for Munich American Reinsurance Company
and Munich Reinsurance Company - United States Branch for the periods ended March 31, 1997 and June 30, 1997 ....................................F-44

PRO FORMA CONSOLIDATED FINANCIAL INFORMATION OF THE COMPANY

On July 1, 1997, American Re Corporation ("American Re" or the "Company"), and its parent company Muenchener Rueckversicherungs Gesellschaft Aktiengesellschaft in Muenchen ("Munich Re"), completed the merger of Munich American Reinsurance Company ("MARC") into American Re-Insurance Company, the principal reinsurance subsidiary of American Re (the "Merger"). Prior to the Merger, MARC was owned 50% by Munich Re, 40% by Allianz Aktiengesellschaft ("Allianz") and 10% by VICTORIA Versicherung AG ("Victoria"). In addition, on July 3, 1997, Munich Re contributed to the assets and liabilities of its U.S. Branch ("U.S. Branch") to American Re-Insurance Company in exchange for additional shares of American Re (the "Domestication"). As a result of these transactions, the minority interests in MARC held by Allianz and Victoria were exchanged for minority interests in American Re common stock equal to less than 9% on a aggregate basis, and Munich Re continues to own over 91% of the outstanding common stock of American Re.

The following pro forma consolidated statements of income for the year ended December 31, 1996, and the six months ended June 30, 1997, present the operating results for the Company as if the Merger and Domestication had occurred at January 1, 1996. Pro forma adjustments to reflect such transactions have been applied to the respective historical income statements of the Company. The following pro forma consolidated balance sheet at June 30, 1997, gives effect to the Merger and Domestication as if it had occurred on June 30, 1997.

The pro forma consolidated data does not purport to represent what the Company's financial position or results of operations would have been had the Merger or Domestication in fact occurred on the dates indicated, or to project the Company's financial position or results of operations for any future dates or periods. The pro forma adjustments are based upon available information and certain assumptions that the Company believes are reasonable in the circumstances.

The pro forma consolidated financial data should be read in conjunction with the financial statements and related notes in the Company's Form 10-Q for the quarter ended June 30, 1997, the Company's 1996 Form 10-K, in addition to the consolidated financial statements and related notes for MARC and the financial statements and related notes for the U.S. Branch, which are included elsewhere in this Form 8-K filing.

                     American Re Corporation & Subsidiaries

                   Pro Forma Consolidated Statements of Income

                          Year Ended December 31, 1996
                              (Dollars in millions)

                                      Historical Financial Statements
                                      -------------------------------
                                      American                U.S.    Eliminations/  Pro Forma      Pro Forma
                                         Re         MARC     Branch  Consolidations  Adjustment     Company
                                      ---------------------------------------------------------     ---------
Revenue
  Net premiums written .............  $1,902.4   $  452.4   $  266.4   $     --       $     --      $2,621.2
  Change in unearned premiums ......    (105.7)     (24.2)       2.9         --             --        (127.0)
                                      --------------------------------------------------------      --------
    Premiums earned ................   1,796.7      428.2      269.3         --             --       2,494.2
  Net investment income ............     248.2       69.4       74.5         --             --         392.1
  Net realized capital gains .......       4.8        9.2       13.9         --             --          27.9
  Other income .....................      47.5        0.2        9.3       (9.3)            --          47.7
                                      --------------------------------------------------------      --------
    Total revenues .................   2,097.2      507.0      367.0       (9.3)            --       2,961.9
                                      --------------------------------------------------------      --------
Losses and expenses
  Loss and loss adjustment
    expenses .......................   1,167.8      312.4      194.9         --             --       1,675.1
  Commission expense ...............     390.1      108.4       67.1         --             --         565.6
  Operating expense ................     143.4       22.7       16.3         --             --         182.4
  Interest expense .................      54.1         --         --         --             --          54.1
  Other expense ....................     109.2        3.5         --         --            1.1 (a)     113.8
  Minority interest ................        --         --         --       22.2          (22.2)(b)        --
                                      --------------------------------------------------------      --------
    Total losses and expenses ......   1,864.6      447.0      278.3       22.2          (21.1)      2,591.0
                                      --------------------------------------------------------      --------

    Income before income taxes .....     232.6       60.0       88.7      (31.5)          21.1         370.9
  Federal and foreign income
      tax expense ..................      73.8       15.6       (1.0)      (0.4)           1.2 (c)      89.2
                                      --------------------------------------------------------      --------
    Income before preferred dividend     158.8       44.4       89.7      (31.1)          19.9         281.7
  QUIPS preferred dividend .........     (13.1)        --         --         --             --         (13.1)
                                      --------------------------------------------------------      --------
    Income from continuing
      operations ...................  $  145.7   $   44.4   $   89.7   $  (31.1)      $   19.9      $  268.6
                                      ========================================================      ========

                   Pro Forma Consolidated Statements of Income
                        For Six Months Ended June 30,1997
                              (Dollars in millions)

                                      Historical Financial Statements
                                      -------------------------------
                                      American                U.S.    Eliminations/  Pro Forma      Pro Forma
                                         Re         MARC     Branch  Consolidations  Adjustment     Company
                                      ---------------------------------------------------------     ---------
Revenue
  Net premiums written ..............  $1,055.8   $  208.7   $  212.1   $     --      $     --      $1,476.6
  Change in unearned premiums .......    (114.1)       3.3      (31.7)        --            --        (142.5)
                                       -------------------------------------------------------      --------
      Premiums earned ...............     941.7      212.0      180.4         --            --       1,334.1
  Net investment income .............     131.1       38.8       40.0         --            --         209.9
  Net realized capital gains (losses)      (2.0)      17.5       28.2         --            --          43.7
  Other income ......................      23.3       (0.2)      (3.4)       3.4            --          23.1
                                       -------------------------------------------------------      --------
      Total revenues ................   1,094.1      268.1      245.2        3.4            --       1,610.8
                                       -------------------------------------------------------      --------
Losses and expenses
  Loss and loss adjustment
    expenses ........................     648.8      149.4      121.1         --            --         919.3
  Commission expense ................     212.0       59.2       44.4         --            --         315.6
  Operating expense .................      89.6       10.1        9.5         --            --         109.2
  Interest expense ..................      21.6         --         --         --            --          21.6
  Other expense .....................      89.4       77.4         --         --         (72.8)(a)      94.0
  Minority interest .................        --         --         --       (6.8)          6.8 (b)        --
                                       -------------------------------------------------------      --------
      Total losses and expenses .....   1,061.4      296.1      175.0       (6.8)        (66.0)      1,459.7
                                       -------------------------------------------------------      --------

      Income before income taxes ....      32.7      (28.0)      70.2       10.2          66.0         151.1
  Federal and foreign income tax
    expense .........................       3.8      (14.3)       3.1        0.2          26.3 (c)      19.1
                                       -------------------------------------------------------      --------
      Income before preferred
        dividend ....................      28.9      (13.7)      67.1       10.0          39.7         132.0
  QUIPS preferred dividend ..........      (6.6)        --         --         --            --          (6.6)
                                       -------------------------------------------------------      --------
      Income from continuing
        operations ..................  $   22.3   $  (13.7)  $   67.1   $   10.0      $   39.7      $  125.4
                                       =======================================================      ========

                         NOTES TO PRO FORMA CONSOLIDATED
                                INCOME STATEMENT

      The following is a summary of the adjustments reflected in the Pro Forma Consolidated Income Statement:

                                                                       Six Months
                                                   Year Ended             Ended
                                                   December 31, 1996  June 30, 1997
                                                   -----------------  -------------
(a) One time merger related expenses, primarily
      due to personnel related costs .................   (3.5)            (75.1)
    Amortization of indefinite lived intangibles,
      exclusively goodwill, over 40 years ............    4.6               2.3
                                                        -----             -----
         Total .......................................    1.1             (72.8)
                                                        =====             =====
(b) Elimination of the minority interest held by
      Allianz and Victoria in the net income
      (loss) of MARC .................................  (22.2)              6.8

(c) Income tax benefits resulting from the above
      transactions ...................................    1.2              26.3

                     American Re Corporation & Subsidiaries
                      Pro Forma Consolidated Balance Sheet
                                  June 30, 1997
                              (Dollars in millions)

                                                           Historical Financial Statements
                                                           -------------------------------
                                                           American                U.S.    Eliminations/  Pro Forma      Pro Forma
                                                              Re         MARC     Branch  Consolidations  Adjustment     Company
                                                           =======================================================================
Assets
  Investments
    Fixed maturities
      Bonds available for sale, at fair value ...........  $ 3,868.5   $ 1,249.3  $ 1,366.4  $      --   $      --      $ 6,484.2
      Preferred stock available for sale, at fair value .       69.5          --         --         --          --           69.5
    Equity securities available for sale, at fair value .       28.4       178.7      108.2     (108.2)         --          207.1
    Other invested assets ...............................       16.1         4.7        1.8         --          --           22.6
  Cash and cash equivalents .............................      318.7        24.4        6.6         --        85.0 (c)      434.7
                                                           -----------------------------------------------------------------------
      Total investments and cash ........................    4,301.2     1,457.1    1,483.0     (108.2)       85.0        7,218.1
  Accrued investment income .............................       63.4        16.4       24.1         --          --          103.9
  Premiums and other receivables ........................      906.8       152.0       83.5      (45.9)         --        1,096.4
  Deferred policy acquisition costs .....................      283.7        52.6       39.5         --          --          375.8
  Reinsurance recoverable on paid and unpaid losses .....    1,908.6       771.6      365.3     (629.6)         --        2,415.9
  Funds held by ceding companies ........................      294.9        18.7       10.0         --          --          323.6
  Prepaid reinsurance premiums ..........................      141.0        78.5       16.0      (53.2)         --          182.3
  Deferred federal income taxes .........................      107.2        70.6         --        5.5          --          183.3
  Other assets ..........................................      619.4        10.6        1.2       (0.9)         --          630.3
  Merger-related goodwill ...............................         --          --         --         --       184.8 (a)      184.8
                                                           -----------------------------------------------------------------------
      Total assets ......................................    8,626.2     2,628.1    2,022.6     (832.3)      269.8       12,714.4
                                                           =======================================================================
Liabilities
  Loss and loss adjustment expense reserves .............    4,936.1     1,802.6    1,111.5     (604.3)         --        7,245.9
  Unearned premium reserve ..............................    1,125.2       268.0      142.6      (99.1)         --        1,436.7
                                                           -----------------------------------------------------------------------
      Total insurance reserves ..........................    6,061.3     2,070.6    1,254.1     (703.4)         --        8,682.6
  Loss balances payable .................................      159.2         3.1       28.0      (25.3)         --          165.0
  Funds held under reinsurance contracts ................      225.9          --         --         --          --          225.9
  Senior bank debt ......................................       75.0          --         --         --          --           75.0
  Senior notes ..........................................      498.4          --         --         --          --          498.4
  Other liabilities .....................................      382.4        74.0        5.2       (0.8)         --          460.8
                                                           -----------------------------------------------------------------------
      Total liabilities .................................    7,402.2     2,147.7    1,287.3     (729.5)         --       10,107.7
                                                           -----------------------------------------------------------------------

  Minority interest .....................................         --          --         --      240.2      (240.2)(a)         --
  Company obligated preferred securities of subsidiary
    trust ...............................................      237.5          --         --         --          --          237.5

Stockholders' equity
  MARC common stock .....................................         --         7.0         --       (3.5)       (3.5)(b)         --
  MARC preferred stock ..................................         --        71.0         --      (35.5)      (35.5)(b)         --
  ARC common stock & additional paid-in capital .........      785.6          --         --         --       576.9 (d)    1,362.5
  MARC additional paid-in capital .......................         --        55.8         --      (27.9)      (27.9)(b)         --
  Retained earnings .....................................      207.1       330.4      732.1     (264.2)         --        1,005.4
  Unrealized appreciation of equity securities ..........       30.5        16.2        3.2      (11.9)         --           38.0
  Net unrealized loss on foreign exchange ...............      (36.7)         --         --         --          --          (36.7)
                                                           -----------------------------------------------------------------------
      Total stockholders' equity ........................      986.5       480.4      735.3     (343.0)      510.0        2,369.2
                                                           -----------------------------------------------------------------------
      Total liabilities, minority interest, company
      obligated preferred securities of subsidiary trust,
      and stockholders' equity ..........................  $ 8,626.2   $ 2,628.1  $ 2,022.6  $  (832.3)  $   269.8      $12,714.4
                                                           =======================================================================

                         NOTES TO PRO FORMA CONSOLIDATED
                                  BALANCE SHEET

      The exchange of ARC shares for MARC shares with Allianz and Victoria will be accounted for as a purchase. The exchange of ARC shares for MARC shares between Munich Re and U.S. Branch will be accounted for as an "as-if-pooling of interests" business combination between parties under common control. The exchange of ARC shares for U.S. Branch domestication will be accounted for as an "as-if-pooling of interests" business combination between parties under common control.

The pro forma adjustments to reflect the Merger and Domestication are summarized as follows:

                                                                  June 30, 1997
                                                                  -------------
(a) Merger:
    For exchange of MARC shares for ARC shares
      with Allianz and Victoria:
    Purchase price:
      Consideration for the Common
        Stock of MARC:
          ARC common stock issued and additional
          Paid-in capital .........................................  $425.0
                                                                     ------
            Total purchase price ..................................   425.0
        Less:  Minority interest of MARC at
          June 30, 1997 ...........................................  (240.2)
                                                                     ------
        Excess of purchase cost over net assets
          acquired ................................................  $184.8
                                                                     ======
    Allocation to assets and liabilities of the Company:

      Increase in assets:
        Goodwill ..................................................  $184.8
                                                                     ======

                         NOTES TO PRO FORMA CONSOLIDATED
                                  BALANCE SHEET

                                                                  June 30, 1997
                                                                  -------------
(b) Merger:
    For the exchange of MARC
      shares for ARC shares for
      Munich Re and U.S. Branch
      Holdings:

        ARC (common stock issued
          and additional paid-in
          capital) ................................................  $ 66.9
                                                                     ======
        MARC common stock retired .................................  $ (3.5)
        MARC preferred stock retired ..............................   (35.5)
        MARC additional paid-in capital retired ...................   (27.9)
                                                                     ------
                                                                     $(66.9)
                                                                     ======
(c) Domestication:
    For domestication of the
      U.S. Branch:
      For the exchange of MARC shares for ARC
      shares with Munich Re:
        Cash Received .............................................  $ 85.0
                                                                     ======
        ARC common stock issued
          and additional paid-in capital ..........................  $ 85.0
                                                                     ======
(d) Sum of ARC common stock
    and additional paid-in capital
    issued
    Exchange of MARC shares for ARC shares
      with Allianz and Victoria ...................................   425.0
    Exchange of MARC shares for ARC shares
      with and Munich Re and U.S. Branch
      holdings ....................................................    66.9
    U.S. Branch additional paid in capital retired
      and exchange of MARC shares for ARC
      shares with Munich Re .......................................    85.0
                                                                     ------
                                                                     $576.9
                                                                     ======

INDEPENDENT AUDITORS' REPORT

Munich American Reinsurance Company

We have audited the accompanying consolidated balance sheets of Munich American Reinsurance Company as of December 31, 1996 and 1995, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the three years in the period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Munich American Reinsurance Company as of December 31, 1996, and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, the Company was merged into American Re-Insurance Company, an affiliate of the Company's parent, on July 1, 1997.


Deloitte & Touche LLP
New York, New York

August 18, 1997

MUNICH AMERICAN REINSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 1996 AND 1995
(In Thousands)
--------------------------------------------------------------------------------

ASSETS                                                                          1996         1995
INVESTMENTS AND CASH:
  Fixed maturities available for sale, at fair value (amortized cost:  December 31, 1996 and 1995 - $1,114,914 and
    $1,146,073, respectively)                                               $ 1,121,318   $ 1,177,314
  Equities available for sale, at fair value (cost:  December 31,
    1996 and 1995 - $124,599 and $106,577, respectively)                        142,343       118,324
  Other invested assets                                                           4,862         1,186
  Cash and cash equivalents                                                     120,950        18,693
                                                                            -----------   -----------
            Total investments and cash                                        1,389,473     1,315,517

OTHER ASSETS:
  Accrued investment income                                                      17,991        18,919
  Reinsurance balances receivable                                               148,996       109,805
  Deferred policy acquisition costs                                              51,260        44,824
  Reinsurance recoverable on paid and unpaid losses                             795,400       747,381
  Funds held by or deposited with reinsureds                                     17,868         7,596
  Prepaid reinsurance premiums                                                   60,483        41,959
  Deferred federal income taxes                                                  55,676        45,593
  Other assets                                                                   25,054        34,115
                                                                            -----------   -----------
TOTAL ASSETS                                                                $ 2,562,201   $ 2,365,709
                                                                            ===========   ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:
  Unpaid losses and loss expenses                                           $ 1,763,958   $ 1,643,794
  Unearned premiums                                                             275,977       239,313
  Reinsurance payable on paid losses                                             10,748         4,188
  Federal income taxes payable                                                    2,037         1,816
  Funds withheld for account of others                                            1,608         1,019
  Other liabilities                                                              11,667         8,558
                                                                            -----------   -----------
            Total liabilities                                                 2,065,995     1,898,688

STOCKHOLDERS' EQUITY:
  Common stock (7,000 shares issued and outstanding, par value $1,000)            7,000         7,000
  Preferred stock (71,000 shares issued and outstanding, par value $1,000)       71,000        71,000
  Additional paid-in capital                                                     55,800        55,800
  Retained earnings                                                             345,756       304,260
  Unrealized appreciation on investments (net of tax)                            16,667        29,000
  Translation adjustments (net of tax)                                              (17)          (39)
                                                                            -----------   -----------
            Total stockholders' equity                                          496,206       467,021
                                                                            -----------   -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                  $ 2,562,201   $ 2,365,709
                                                                            ===========   ===========

See notes to consolidated financial statements.

MUNICH AMERICAN REINSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME
YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
(In Thousands)
--------------------------------------------------------------------------------

                                                 1996        1995        1994

REVENUE:
  Premiums written                            $ 452,399   $ 416,243   $ 384,913
  Change in unearned premiums                   (24,230)    (16,395)     (5,758)
                                              ---------   ---------   ---------
            Premiums earned                     428,169     399,848     379,155

  Net investment income                          69,478      63,677      59,900
  Net realized capital gains                      9,185       8,046      11,260
  Other income                                      199         633         449
                                              ---------   ---------   ---------
            Total revenue                       507,031     472,204     450,764
                                              ---------   ---------   ---------
LOSSES AND EXPENSES:
  Losses                                        281,428     254,174     282,381
  Loss expenses                                  30,943      26,416      25,233
  Commissions                                   108,444     109,364     106,719
  Operating expenses                             22,737      23,431      21,971
  Other expenses                                  3,500        --          --
                                              ---------   ---------   ---------
            Total losses and expenses           447,052     413,385     436,304
                                              ---------   ---------   ---------
INCOME BEFORE FEDERAL INCOME TAXES               59,979      58,819      14,460

FEDERAL INCOME TAXES (BENEFIT)                   15,549      13,171        (390)
                                              ---------   ---------   ---------
NET INCOME                                    $  44,430   $  45,648   $  14,850
                                              =========   =========   =========

See notes to consolidated financial statements.

MUNICH AMERICAN REINSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
(In Thousands)
--------------------------------------------------------------------------------

                                                                                     Net
                                                                                 Unrealized      Net
                                                                                Appreciation  Unrealized
                                                          Additional           (Depreciation)  Loss on
                                      Common   Preferred   Paid-in   Retained        on        Foreign
                                       Stock     Stock     Capital   Earnings    Investments   Exchange    Total
BALANCE, JANUARY 1, 1994           $   7,000  $  71,000  $  55,800  $ 249,784   $  25,959   $     --    $ 409,543

  Net income                              --         --         --      14,850         --          --       14,850

  Net change in unrealized loss on
    foreign exchange                      --         --         --         --          --          --          --

  Net change in unrealized
    appreciation (depreciation)
    of investments:
    Fixed maturities                      --         --         --         --      (78,953)        --      (78,953)
    Equity securities                     --         --         --         --       17,132         --       17,132

  Dividends to stockholders               --         --         --      (3,235)        --          --       (3,235)
                                    ---------  ---------  ---------  ---------   ---------   ---------   ---------
BALANCE, DECEMBER 31, 1994              7,000     71,000     55,800    261,399     (35,862)        --      359,337

  Net income                              --         --         --      45,648         --          --       45,648

  Net change in unrealized loss on
    foreign exchange                      --         --         --         --          --          (39)        (39)

  Net change in unrealized
    appreciation (depreciation)
    of investments:
    Fixed maturities                      --         --         --         --       53,708         --       53,708
    Equity securities                     --         --         --         --       11,154         --       11,154

  Dividends to stockholders               --         --         --      (2,787)        --          --       (2,787)
                                    ---------  ---------  ---------  ---------   ---------   ---------   ---------
BALANCE, DECEMBER 31, 1995              7,000     71,000     55,800    304,260      29,000         (39)    467,021

  Net income                              --         --         --      44,430         --          --       44,430

  Net change in unrealized loss on
    foreign exchange                      --         --         --         --          --           22          22

  Net change in unrealized
   appreciation (depreciation)
   of investments:
    Fixed maturities                      --         --         --         --      (16,129)        --      (16,129)
    Equity securities                     --         --         --         --        3,796         --        3,796

  Dividends to stockholders               --         --         --      (2,934)        --          --       (2,934)
                                    ---------  ---------  ---------  ---------   ---------   ---------   ---------
BALANCE, DECEMBER 31, 1996          $   7,000  $  71,000  $  55,800  $ 345,756   $  16,667   $     (17)  $ 496,206
                                    =========  =========  =========  =========   =========   =========   =========

See notes to consolidated financial statements.

MUNICH AMERICAN REINSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
(In Thousands)
--------------------------------------------------------------------------------

                                                                    1996        1995        1994
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                     $  44,430   $  45,648   $  14,850
  Adjustments to reconcile net income to net cash provided
    by operating activities:
    Change in accrued investment income                                928        (494)       (794)
    Change in premiums and other reinsurance receivables          (109,660)    (34,342)     25,751
    Change in deferred policy acquisition costs                     (6,436)     (3,804)       (977)
    Change in insurance reserves                                   156,828     108,669     104,631
    Change in current and deferred federal
      income tax assets and liabilities                             (3,256)      1,996     (14,638)
    Change in receivables from affiliates                           (7,914)     (8,743)     (1,471)
    Change in other assets and liabilities                           2,706       3,123      (7,281)
                                                                 ---------   ---------   ---------
           Net cash provided by operating activities                77,626     112,053     120,071
                                                                 ---------   ---------   ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Investments available for sale:
    Purchases                                                     (653,536)   (982,852)   (615,732)
    Sales and maturities                                           683,930     887,211     482,972
  Proceeds from sale of property and equipment                          32          61        --
  Cost of additions to property and equipment                       (2,861)     (5,173)       (370)
                                                                 ---------   ---------   ---------
            Net cash provided by (used in) investing activities     27,565    (100,753)   (133,130)
                                                                 ---------   ---------   ---------

CASH FLOWS FROM FINANCING ACTIVITIES -
  Dividends to stockholders                                         (2,934)     (2,787)     (3,235)
                                                                 ---------   ---------   ---------

NET INCREASE (DECREASE) IN CASH AND
  CASH EQUIVALENTS                                                 102,257       8,513     (16,294)

CASH AND CASH EQUIVALENTS, BEGINNING
  OF YEAR                                                           18,693      10,180      26,474
                                                                 ---------   ---------   ---------
CASH AND CASH EQUIVALENTS, END OF YEAR                           $ 120,950   $  18,693   $  10,180
                                                                 =========   =========   =========
SUPPLEMENTAL CASH FLOW INFORMATION:
  Income taxes paid - net                                        $  18,694   $  10,915   $    --
                                                                 =========   =========   =========

See notes to consolidated financial statements.

MUNICH AMERICAN REINSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
--------------------------------------------------------------------------------

1.    ORGANIZATION

Munich American Reinsurance Company (the "Company") was formed in 1975 as the domestic successor to the U.S. Branch of Munich Reinsurance Company, Munich. At December 31, 1996, the Company was wholly-owned by three large German insurance-related companies: Munich Reinsurance Company, Munich; Allianz AG, Munich; and VICTORIA Versicherung AG, Duesseldorf. The Company was engaged in the business of property and casualty reinsurance and through its wholly-owned subsidiary, 111 East 50th Street, holds an ownership interest in its home office building. Munich Reinsurance Company was the managing partner of the Company, holding a 50% ownership interest.

On November 25, 1996, Munich Reinsurance Company acquired American Re Corporation and its subsidiaries. On July 1, 1997, Munich Reinsurance Company merged the Company into American Re-Insurance Company, the principal reinsurance subsidiary of American Re Corporation. The minority interests in the Company's stock held by Allianz AG and VICTORIA Versicherung AG were exchanged for minority interests in American Re Corporation.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING AND REPORTING POLICIES

Basis of Presentation - The consolidated financial statements of the Company have been prepared on the basis of generally accepted accounting principles and include the accounts of the Company and its subsidiary, 111 East 50th Street. Intercompany accounts and transactions have been eliminated. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent asset and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents - Cash and cash equivalents include cash on hand, money market instruments and other debt issues purchased with a maturity of ninety days or less when purchased.

Investments - The Company has classified all its debt and equity securities as available for sale and carries them at fair value in accordance with the provisions of SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities. Unrealized gains and losses on securities available for sale are reported, net of deferred taxes, as a separate component of stockholders' equity.

Realized gains and losses on the sale or maturity of investments are determined on the basis of specific identification and are included in net income.

The estimated fair value of financial instruments has been determined by the Company using available market information and appropriate valuation methodologies. However, considerable judgment is necessarily required in interpreting market data to develop the estimates of fair value. Accordingly, the Company's estimates of fair value are not necessarily indicative of the amounts that the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts. Furthermore, fair value estimates disclosed are based on pertinent information available to the Company as of December 31, 1996 and 1995. Although the Company is not aware of any factors that would significantly affect the fair value estimated amounts, such amounts have not been comprehensively revalued for purposes of these financial statements since that date; therefore, current estimates of fair value may differ significantly from the amounts disclosed in the financial statements.

The following methods and assumptions were used by the Company in estimating fair value.

      o Fixed maturities - Fair values for fixed maturities were based on quoted market prices, where available. If quoted market prices were not available, fair values were based on quoted market prices of comparable instruments.

      o Equity Securities - The fair values of these securities were based on quoted market price, where available.

      o Cash and Cash Equivalents - The carrying amount of these financial instruments approximates their fair market value.

      o Other Invested Assets - The fair value of these investments was determined by dealers specializing in these types of investments.

Deferred Policy Acquisition Costs - Deferred policy acquisition costs represent acquisition costs, primarily commissions and certain operating expenses. These costs were deferred and were limited to their estimated realizable value based on the related unearned premiums, anticipated losses and loss expenses, and anticipated investment income. These costs will be amortized ratably over the terms of the related contracts, which are generally a year in duration.

Furniture, Equipment and Leasehold Improvements - The Company generally uses straight-line depreciation for all of its depreciable assets with the useful lives varying depending on the type of asset. Accumulated depreciation was approximately $11,425,000 and $10,825,000 at December 31, 1996 and 1995,
respectively.

Loss and Loss Adjustment Expense Reserves - The liability for unpaid losses and loss expenses is based upon reports received from other insurers supplemented with the Company's own case reserve estimates provided by the Company's claims department. Such reserves also include estimates of incurred but not reported losses based on past experience modified for current trends, and estimates of expenses for investigating and settling claims, reduced for anticipated salvage and subrogation.

Management believes that the liability for unpaid losses and loss expenses as of December 31, 1996 and 1995, respectively, are adequate to cover the ultimate gross cost of losses and loss expenses incurred through December 31, 1996. The reserves are based on estimates of losses and loss expenses incurred and, therefore, the amount ultimately paid may be more or less than such estimates. The inherent uncertainties of estimating loss reserves are compounded for reinsurers by the significant periods of time that often elapse between the occurrence of an insured loss, the reporting of the loss to the primary insurer and, ultimately, to the reinsurer, and the primary insurer's payment of that loss and subsequent indemnification by the reinsurer. As a consequence, actual losses and loss expenses paid may deviate, perhaps substantially, from estimates reflected in the insurance/reinsurance companies' reserves in their financial statements. Any adjustments to these estimates and amounts subsequently paid or collected are reflected in income as they occur.

Reinsurance Recoverable on Unpaid Losses - Reinsurance recoverable on unpaid losses and loss expenses were approximately $744,300,000 and $703,100,000 at December 31, 1996 and 1995, respectively. These recoverables were based upon the application of estimates of unpaid loss and loss expense reserves in conjunction with collection terms specified under individual retrocessional contracts. The amounts ultimately collected may be more or less than such estimates. Any adjustments of these estimates or differences between estimates and amounts subsequently collected are reflected in income as they occur.

Income Taxes - The Company and its subsidiary file a consolidated United States income tax return. The Company uses the liability method of accounting for income taxes in accordance with SFAS No. 109, Accounting for Income Taxes. Income tax provisions are based on income reported for financial statement purposes. Deferred federal income taxes arise from the recognition of temporary differences between income determined for financial reporting purposes and income tax purposes.

Foreign Currency Translation - Foreign currency revenue and expenses are translated at average exchange rates during the year. Assets and liabilities are translated at the rate of exchange in effect at the close of the respective year-end. Translation gains and losses are recorded as a separate component of stockholders' equity, net of tax, while transaction gains and losses are included in underwriting and investment expense.

Premiums and Unearned Premiums - Premiums are recognized as revenue ratably over the terms of the contracts. Unearned premiums are based principally on reports received from ceding companies or are computed using the monthly pro rata method on a gross of reinsurance premiums ceded basis for balance sheet purposes, and on a net of reinsurance premiums ceded basis for income statement purposes.

Expense Sharing - Under the terms of an expense sharing agreement, certain expenses incurred by the Company are allocated to a stockholder of the Company.

3.    INVESTMENTS

Investments in available for sale fixed maturities, are as follows (in thousands):

                                                December 31, 1996
                                  ----------------------------------------------
                                                 Gross      Gross
                                  Amortized   Unrealized  Unrealized     Fair
                                    Cost         Gains      Losses       Value

U.S. Treasury securities
  and obligations of U.S.
  government agencies             $  300,930  $    2,125  $    2,651  $  300,404
Obligations of states and
  political subdivisions             350,565       6,437         262     356,740
Mortgage backed securities           364,028       2,875       2,308     364,595
Corporate securities                  91,543         301         113      91,731
Other debt securities                  7,848         --          --        7,848
                                  ----------  ----------  ----------  ----------
Total                             $1,114,914  $   11,738  $    5,334  $1,121,318
                                  ==========  ==========  ==========  ==========


                                                December 31, 1995
                                  ----------------------------------------------
                                                 Gross      Gross
                                  Amortized   Unrealized  Unrealized     Fair
                                    Cost         Gains      Losses       Value

U.S. Treasury securities
  and obligations of U.S.
  government agencies             $  384,442  $   12,161  $      237  $  396,366
Obligations of states and
  political subdivisions             391,566      10,567          23     402,110
Mortgage backed securities           205,706       4,788          49     210,445
Corporate securities                 149,729       4,821         523     154,027
Other debt securities                 14,630          36         300      14,366
                                  ----------  ----------  ----------  ----------
Total                             $1,146,073  $   32,373  $    1,132  $1,177,314
                                  ==========  ==========  ==========  ==========

The amortized cost and fair value of fixed maturities at December 31, 1996 and 1995 are shown below by contractual maturity (in thousands):

                                        December 31, 1996        December 31, 1995
                                      Amortized       Fair     Amortized       Fair
                                        Cost          Value       Cost         Value
Due to mature:
  One year or less                    $  139,058  $  140,418  $  149,302  $  152,331
  After one year through five years      259,611     260,540     313,030     318,500
  After five years through ten years     268,419     270,190     264,311     275,235
  After ten years                         83,798      85,575     213,727     220,803
                                      ----------  ----------  ----------  ----------
  Mortgage backed securities             364,028     364,595     205,703     210,445
                                      ----------  ----------  ----------  ----------
Total                                 $1,114,914  $1,121,318  $1,146,073  $1,177,314
                                      ==========  ==========  ==========  ==========

Actual maturities may differ from contractual maturities because securities may be called or prepaid with or without call or prepayment penalties.

Proceeds from sales and maturities of investments in fixed maturities and the related gains and losses realized on those sales were as follows (in thousands):

                                                   Year Ended December 31,
                                               1996         1995         1994

Proceeds from sales                          $521,335     $770,564     $340,675
Gross gain realized                             3,073        7,325        1,969
Gross losses realized                           6,259        6,651        3,532

Net unrealized appreciation (depreciation) on investments included within stockholders' equity was as follows (in thousands):

                                                   Year Ended December 31,
                                               1996         1995         1994

Change in unrealized appreciation
 (depreciation):
  Fixed maturities                           $(24,913)    $ 82,627     $(78,953)
  Equity securities                             5,978       17,114      (16,165)
                                             --------     --------     --------
            Subtotal                          (18,935)      99,741      (95,118)

Income tax effect                               6,602      (34,879)      33,297
                                             --------     --------     --------
Net change                                    (12,333)      64,862      (61,821)

Balance, beginning of year                     29,000      (35,862)      25,959
                                             --------     --------     --------
Balance, end of year                         $ 16,667     $ 29,000     $(35,862)
                                             ========     ========     ========

At December 31, 1996 and 1995, the Company's investments in fixed maturities on a financial statement basis were $1,121 million or 80.7% and $1,177 million or 89.5%, respectively, of total investments and cash. The fixed maturity portfolio is well diversified within various industry segments.

Fixed maturity investments by market sector are as follows (in thousands):

                                    December 31, 1996       December 31, 1995
                                  Amortized      Fair     Amortized      Fair
                                    Cost         Value       Cost        Value

U.S. government                   $  300,930  $  300,404  $  384,442  $  396,366
Foreign government                       901         901        --          --
State and municipal                  350,565     356,740     391,566     402,110
Mortgage backed securities           364,028     364,595     205,703     210,445
Financial                             26,115      26,110      85,150      86,412
Utilities                              2,600       2,600       4,630       4,666
Transportation/capital                33,148      33,271       6,509       6,802
Other corporate securities            36,627      36,697      68,073      70,513
                                  ----------  ----------  ----------  ----------
Total                             $1,114,914  $1,121,318  $1,146,073  $1,177,314
                                  ==========  ==========  ==========  ==========

Sources of net investment income were as follows (in thousands):

                                                   Year Ended December 31,
                                               1996         1995         1994

Fixed maturities                             $ 65,273     $ 63,676     $ 60,050
Short-term investments                          7,554        2,863        1,767
Other                                           2,586        2,842        2,176
                                             --------     --------     --------
Gross investment income                        75,413       69,381       63,993
Investment expenses                            (5,935)      (5,704)      (4,093)
                                             --------     --------     --------
Net investment income                        $ 69,478     $ 63,677     $ 59,900
                                             ========     ========     ========

Net realized capital investment gains (losses) were as follows (in thousands):

                                                   Year Ended December 31,
                                               1996         1995         1994

Fixed maturities                             $ (3,185)    $    674     $ (1,608)
Common stock                                   17,193       15,460       12,506
Other                                          (4,823)      (8,088)         362
                                             --------     --------     --------
Net realized capital gains                   $  9,185     $  8,046     $ 11,260
                                             ========     ========     ========

At December 31, 1996 and 1995, securities in the amount of $7,559,000 (par value) were on deposit with governmental authorities as required by law.

4.    LIABILITY FOR UNPAID LOSSES AND LOSS EXPENSES

Activity in the liability for unpaid losses and loss expenses is summarized as follows (in thousands):

                                                 Year Ended December 31,
                                            1996          1995          1994

Balance as of January 1                 $ 1,643,794   $ 1,560,990   $ 1,449,306
  Less reinsurance recoverables            (703,075)     (670,239)     (689,517)
                                        -----------   -----------   -----------
Net balance at January 1                    940,719       890,751       759,789
                                        -----------   -----------   -----------
Incurred related to:
  Current year                              307,111       276,287       312,686
  Prior years                                 5,260         4,303        (5,072)
                                        -----------   -----------   -----------
Total incurred                              312,371       280,590       307,614
                                        -----------   -----------   -----------
Paid related to:
  Current year                               71,742        59,690        96,989
  Prior years                               161,718       170,932        79,663
                                        -----------   -----------   -----------
Total paid                                  233,460       230,622       176,652
                                        -----------   -----------   -----------
Net balance at December 31                1,019,630       940,719       890,751
  Plus reinsurance recoverables             744,328       703,075       670,239
                                        -----------   -----------   -----------
Balance at December 31                  $ 1,763,958   $ 1,643,794   $ 1,560,990
                                        ===========   ===========   ===========

Asbestos and Environmental-Related Claims - The Company establishes reserves for known asbestos and environmental pollution claims when sufficient information has been developed to indicate the involvement of a specific reinsurance contract and a liability can be reasonably estimated. Additionally, reserves have been established to cover future adverse development on claims reported thus far and/or the reporting of additional claims beyond what is currently known. Estimation of ultimate liabilities for these claims is subject to outstanding issues, such as whether coverage exists, definition of an occurrence, determination of ultimate damages, and allocation of such damages to financially responsible parties. Therefore, estimation of these liabilities is subject to some uncertainty. Management believes, however, that the future development of such claims will not be material to the financial condition of the Company.

5.    REINSURANCE

The Company purchases reinsurance (retrocessional agreements) for certain risks. Reinsurance companies enter into retrocessional agreements for reasons similar to those that cause primary insurers to purchase reinsurance, namely, to reduce net liability on individual risks, to protect against catastrophic losses, to stabilize their financial ratios and to obtain additional underwriting capacity. Retrocessional agreements generally are continuous contracts that have no fixed termination date, but may be terminated by either party upon notice stated in the agreement.

The Company believes that it has minimized the credit risk with respect to its retrocessions by monitoring its retrocessionaires, diversifying its retrocessions and collateralizing obligations from foreign retrocessionaires. Potential deterioration of the financial condition of retrocessional markets is carefully monitored and appropriate actions are taken to eliminate or minimize exposures. The Company generally requires that unpaid losses and loss expenses (including IBNR) for certain admitted and nonadmitted reinsurers (unregulated by United States insurance regulatory authorities) be collateralized by letters of credit, funds withheld or pledged trust agreements. Actions such as drawdowns of letters of credit provided as collateral, cessation of relationships and communications may be taken to reduce or eliminate exposure when necessary.

Although reinsurance agreements contractually obligate the Company's reinsurers to reimburse it for the agreed-upon portion of its gross paid losses, they do not discharge the primary liability of the Company. The income statement amounts for premiums written, premiums earned and losses incurred are net of reinsurance. Assumed, ceded and net amounts for these items are as follows (in thousands):

                                                   Year Ended December 31,
                                               1996         1995         1994

Premiums written:
  Assumed                                    $797,937     $748,849     $720,445
  Ceded                                       345,538      332,606      335,532
                                             --------     --------     --------
Net                                          $452,399     $416,243     $384,913
                                             ========     ========     ========
Premiums earned:
  Assumed                                    $761,273     $722,981     $727,504
  Ceded                                       333,104      323,133      348,349
                                             --------     --------     --------
Net                                          $428,169     $399,848     $379,155
                                             ========     ========     ========
Losses incurred:
  Assumed                                    $561,528     $474,331     $531,657
  Ceded                                       249,157      193,741      224,043
                                             --------     --------     --------
Net                                          $312,371     $280,590     $307,614
                                             ========     ========     ========

6.    FEDERAL INCOME TAXES

The net deferred tax asset recorded at December 31, 1996 and 1995 represents the net temporary differences between the tax bases of assets and liabilities and their amounts for financial reporting. The components of the net deferred tax asset, based on a tax rate of 35% at December 31, 1996 and 1995 are as follows (in thousands):

                                                           1996           1995

Loss reserves                                             $72,199        $68,047
Unearned premiums                                          11,657          9,961
Other                                                       1,845          1,377
                                                          -------        -------
      Total deferred tax asset                             85,701         79,385
                                                          -------        -------
Deferred policy acquisition costs                          17,941         15,689
Investments                                                 9,824         16,128
Other                                                       2,260          1,975
                                                          -------        -------
      Total deferred tax liability                         30,025         33,792
                                                          -------        -------
Net deferred tax asset                                    $55,676        $45,593
                                                          =======        =======

The Company believes it is more likely than not that the deferred tax asset is fully realizable and, therefore, no valuation allowance has been recorded. Realization of the deferred tax asset is dependent on generating sufficient taxable income in future periods. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income are reduced.

Income tax expense (benefit) was as follows (in thousands):

                                                Year Ended December 31, 1996
                                              Current     Deferred       Total

Income - federal tax expense (benefit)       $ 22,245     $ (3,368)    $ 18,877
Taxes on net realized capital gains            (3,215)        (113)      (3,328)
                                             --------     --------     --------
Total federal tax expense (benefit)          $ 19,030     $ (3,481)    $ 15,549
                                             ========     ========     ========


                                                Year Ended December 31, 1995
                                              Current     Deferred       Total

Income - federal tax expense (benefit)       $ 18,236     $ (2,057)    $ 16,179
Taxes on net realized capital gains            (2,786)        (222)      (3,008)
                                             --------     --------     --------
Total federal tax expense (benefit)          $ 15,450     $ (2,279)    $ 13,171
                                             ========     ========     ========


                                                Year Ended December 31, 1994
                                              Current     Deferred       Total

Income - federal tax expense (benefit)       $ 12,060     $ (8,494)    $  3,566
Taxes on net realized capital gains            (3,940)         (16)      (3,956)
                                             --------     --------     --------
Total federal tax expense (benefit)          $  8,120     $ (8,510)    $   (390)
                                             ========     ========     ========

The sources of deferred tax expense (benefit) and their tax effects were as follows (in thousands):

                                                   Year Ended December 31,
                                                1996         1995         1994

Net loss reserve discounting for tax         $ (4,152)    $ (2,807)    $ (9,163)
Acceleration of premiums earned for tax        (1,696)      (1,148)        (403)
Increase in deferred policy acquisition costs   2,253        1,331          342
Net  investment adjustments                       309         (510)         124
Realized capital gains/losses                    (113)        (222)         (16)
Other - net                                       (82)       1,077          606
                                             --------     --------     --------
Total deferred tax expense (benefit)         $ (3,481)    $ (2,279)    $ (8,510)
                                             ========     ========     ========

Reconciliation of the differences between income taxes computed at the federal statutory tax rates and provisions for income taxes were as follows (in thousands):

                                                     Year Ended December 31,
                                                   1996       1995       1995

Income before taxes                             $ 59,979   $ 58,819   $ 14,460
Income tax rate                                       35 %       35 %       35 %
                                                --------   --------   --------
Tax expense at federal statutory
 income tax rate                                  20,993     20,587      5,061

Tax effect of:
  Tax-exempt investment income                    (6,844)    (7,070)    (6,783)
  Other - net                                      1,400       (346)     1,332
                                                --------   --------   --------
Federal and foreign income tax expense          $ 15,549   $ 13,171   $   (390)
                                                ========   ========   ========

7.    BENEFIT PLANS

The Company has a noncontributory defined benefit pension plan covering substantially all of its employees. Benefits are based on years of service and the employee's final compensation. Accrued costs represent estimates based upon current information. Those estimates are subject to change due to changes in the underlying information supporting such estimates in the future. The Company's policy is to fund pension costs as required, subject to the amounts that are currently deductible for tax reporting purposes.

The following table sets forth the plan's funded status for all companies participating in the plan at December 31, 1996 and 1995 (in thousands):

                                                              1996       1995

Actuarial present value of benefit obligations:
  Accumulated benefits obligation, including vested
    benefits of $20,132 for 1996 and $18,223 for 1995       $ 20,388   $ 18,463
                                                            ========   ========

Projected benefit obligation for service rendered to date   $ 34,373   $ 31,721
Plan assets at fair value, listed stocks and U.S. bonds      (26,247)   (22,126)
                                                            --------   --------

Projected benefit obligation in excess of plan assets          8,126      9,595
Unrecognized net loss                                         (1,586)    (4,087)
                                                            --------   --------
Accrued pension cost                                        $  6,540   $  5,508
                                                            ========   ========

The Company shares the cost of the pension plan with affiliates companies to which the Company provides services. The Company's share of accrued pension cost at December 31, 1996 and 1995 is approximately $3,740,000 and $3,151,000 respectively.

Net periodic pension cost included the following components (in thousands):

                                                      1996      1995      1994

Service cost - benefits earned during the period    $ 2,215   $ 1,665   $   443
Interest cost on projected benefit obligation         2,281     1,799       479
Actual return on plan assets                         (2,006)   (1,627)     (433)
Net amortization and deferral                            52       --        --
                                                    -------   -------   -------
Net periodic pension cost                           $ 2,542   $ 1,837   $   489
                                                    =======   =======   =======

The Company's share of net periodic pension cost for the years ended December 31, 1996, 1995 and 1994 is approximately $1,454,000, $1,051,000 and $280,000, respectively. Pension costs are shared proportionately among participants in the group's pension plan.

The weighted average discount rate and rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation were 7.5% and 5.5%, respectively, for 1996 and 7.25% and 5.5%, respectively, for 1995. The projected long-term rate of return on assets was 9.0% for both 1996 and 1995. Plan assets consist of ownership interests in various commingled bond and equity trust funds.

Substantially all employees are eligible to participate in a savings plan under which designated contributions, which are invested in various investment programs, are matched, up to 6% of compensation, by the Company. The costs of the Company's matching contributions were approximately $677,000, $606,000 and $544,000 for the years ended December 31, 1996, 1995 and 1994, respectively.

8.    CAPITAL AND SURPLUS AND STOCKHOLDER DIVIDEND RESTRICTIONS

Statutory surplus for the reinsurance Company at December 31, 1996 and 1995 was approximately $360,973,000 and $323,086,000, respectively. Statutory net income for the years ended December 31, 1996, 1995 and 1994 was approximately $35,508,000, $39,999,000 and $5,893,000, respectively. Dividends declared and paid by the Company to the stockholders were approximately $2,934,000, $2,787,000 and $3,235,000 in 1996, 1995 and 1994, respectively.

The maximum amount of dividends which can be paid to stockholders under New York insurance law without prior approval of the Insurance Commissioner is limited to the lesser of (i) 10% of statutory surplus or (ii) statutory net investment income from the immediately preceding year, as defined by statute.

9.    COMMITMENTS AND CONTINGENT LIABILITIES

Derivative and Off-Balance-Sheet Financial Instruments

Futures and Options - The Company enters into indexed futures, put and call option contracts to reduce general market risks, thereby limiting the volatility of returns on its equity portfolio. Under indexed futures contracts the Company agrees with other parties to exchange the fluctuation in value of general market indexes during the term of the contracts. Generally, no cash is exchanged at the outset of the contract; however, the fluctuation in the value of the index is settled on a daily basis. Under put option contracts, the Company negotiates the right to sell a specified future contract to another party at a specified exercise or strike price. Under call option contracts, the Company negotiates the right to buy a specified future contract to another party at a specified exercise or strike price. The Company pays a premium at the outset of the contract to the writer or (seller).

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations based on their high credit ratings. The credit exposure of indexed futures contracts is represented by the fair value (market value of contracts based on the futures index at the reporting date). The put and call options risk is limited to the premium paid at the outset of the contract. At December 31, 1996, there were no indexed futures or options contracts outstanding.

During the years ended December 31, 1996, 1995 and 1994, the Company realized gains (losses) on its futures and options contracts of approximately $(4,823,000), $(8,088,000) and $362,000, respectively.

Securities Lending - The Company entered into an agreement to loan certain investment securities to selected broker/dealers. In turn, the broker/dealers pledged collateral (either cash or short-term investments) equal to 102% of the market value of the securities loaned, plus accrued interest. The market value of the investments loaned is monitored daily by the Company, and adjustments to the collateral are made accordingly. The Company bears the risk of loss to the extent that the securities are not returned and the value of the collateral is less than the amount of the securities loaned. The Company believes that this event would be unlikely. There were no securities on loan at December 31, 1996 and 1995.

Severance and Related Expenses - In connection with Munich Reinsurance Company's November 1996 acquisition of American Re Corporation, and in anticipation of Munich Reinsurance Company's intention to integrate the operations of the Company into American Re-Insurance Company, the Company entered into arrangements with all of its employees providing specified benefits upon severance of employment. Such benefits were contingent upon employment through July 1, 1997 or termination of employment by the Company. The Company's estimated contingent liability at December 31, 1996 was $24,500,000. During the period January 1 to July 1, 1997, the Company recognized severance and related expenses of approximately $22,000,000 and transition bonus expense of $21,300,000.

Leases - The Company has operating leases for certain of its equipment and office space, which expire through 2005. Lease expense was approximately $4,622,000, $4,721,000 and $4,453,000 for the years ended December 31, 1996,
1995 and 1994, respectively. Future minimum lease payments for the years ending December 31 under such leases are approximately as follows (in thousands):

      1997                                                              $ 4,500
      1998                                                                4,400
      1999                                                                4,000
      2000                                                                4,000
      2001                                                                3,900
      Thereafter                                                         11,500
                                                                         ------
      Total                                                             $32,300
                                                                        =======

Unamortized leasehold improvements at December 31, 1996 are approximately $7,600,000.

10.   RELATED PARTY TRANSACTIONS

Various reinsurance agreements exist between the Company and its stockholders. The net effect of such agreements on the Company's net income before federal income taxes was approximately $32,400,000, ($4,700,000) and $30,000,000 for
December 31, 1996, 1995 and 1994, respectively.

At December 31, 1996 and 1995, the Company's assets included reinsurance recoverables of approximately $45,500,000 and $37,300,000, respectively, and reinsurance balances receivable of $55,100,000 and $60,200,000 million, respectively, relating to these agreements. In addition, the Company has a trust agreement and a letter of credit with a stockholder, under which funds in the trust are held as security for the unearned premium reserves and outstanding losses ceded to the stockholder. At December 31, 1996 and 1995, amounts held in the trust were approximately $68,600,000 and $169,700,000, respectively. At December 31, 1996 the amount secured by the letter of credit was approximately $103,900,000.

During 1996, 1995 and 1994, the Company charged a stockholder expenses of approximately $27,500,000, $25,100,000 and $21,500,000, respectively, pursuant to an expense-sharing agreement. At December 31, 1996 and 1995, the Company had a receivable from this stockholder pertaining to this agreement of approximately $7,800,000 and $5,900,000, respectively.

                                     ******

INDEPENDENT AUDITORS' REPORT

Munich Reinsurance Company - United States Branch

We have audited the accompanying balance sheets of Munich Reinsurance Company - United States Branch as of December 31, 1996 and 1995, and the related statements of income, equity, and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Munich Reinsurance Company - United States Branch as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996 in conformity with the generally accepted accounting principles.

As discussed in Note 1 to the financial statement, the assets and liabilities of the Company were contributed to American Re-Insurance, an affiliate of Munich Reinsurance Company, Munich, on July 3, 1997.


Deloitte & Touche LLP
New York, New York

August 18, 1997

MUNICH REINSURANCE COMPANY - UNITED STATES BRANCH

BALANCE SHEETS
DECEMBER 31, 1996 AND 1995
(In Thousands)
--------------------------------------------------------------------------------

ASSETS                                                                1996       1995
INVESTMENTS AND CASH:
  Fixed maturities available for sale at fair value (amortized cost:  December 31, 1996 and 1995 - $1,149,307
    and $1,069,590)                                                $1,150,476  $1,108,064
  Equities available for sale at fair value (cost:  December 31,
    1996 and 1995 - $146,183 and $211,594)                            167,407     232,618
  Other invested assets                                                 1,946        --
  Cash and cash equivalents                                           107,216      20,061
                                                                   ----------  ----------
           Total investments and cash                               1,427,045   1,360,743
OTHER ASSETS:
  Accrued investment income                                            21,902      17,668
  Reinsurance balances receivable                                      95,854     102,566
  Deferred policy acquisition costs                                    26,013      29,337
  Reinsurance recoverable on paid and unpaid losses                   416,451     394,471
  Funds held by or deposited with reinsureds                            5,788       6,473
  Prepaid reinsurance premiums                                         26,690      17,421
  Other assets                                                          4,896       2,345
                                                                   ----------  ----------
TOTAL ASSETS                                                       $2,024,639  $1,931,024
                                                                   ==========  ==========
LIABILITIES AND EQUITY

LIABILITIES:
  Unpaid losses and loss expenses                                  $1,122,731  $1,092,661
  Unearned premiums                                                   157,733     155,003
  Reinsurance payable on paid losses                                   45,082      38,913
  Deferred federal income taxes                                         2,733      16,974
  Funds withheld for account of others                                  4,307       4,883
  Other liabilities                                                    11,188       6,347
                                                                   ----------  ----------
           Total liabilities                                        1,343,774   1,314,781
EQUITY:
  Retained earnings                                                   664,998     575,288
  Unrealized appreciation on investments (net of tax)                  15,867      40,955
                                                                   ----------  ----------
           Total equity                                               680,865     616,243
                                                                   ----------  ----------
TOTAL LIABILITIES AND EQUITY                                       $2,024,639  $1,931,024
                                                                   ==========  ==========

See notes to financial statements.

MUNICH REINSURANCE COMPANY - UNITED STATES BRANCH

STATEMENTS OF INCOME
YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
(In Thousands)
--------------------------------------------------------------------------------

                                                1996         1995         1994

REVENUE:
  Premiums written                           $ 266,390    $ 300,639    $ 280,851
  Change in unearned premiums                    2,886       (7,381)       6,693
                                             ---------    ---------    ---------
           Premiums earned                     269,276      293,258      287,544

  Net investment income                         74,519       72,172       65,371
  Realized capital gains                        13,905       10,360        3,782
  Equity in net income of affiliate              9,337        9,644        2,614
                                             ---------    ---------    ---------
           Total revenue                       367,037      385,434      359,311
                                             ---------    ---------    ---------
LOSSES AND EXPENSES:
  Losses                                       173,531      193,611      232,909
  Loss expenses                                 21,395       20,086       19,622
  Commissions                                   67,120       77,163       70,713
  Operating expenses                            16,255       15,051       14,808
                                             ---------    ---------    ---------
           Total losses and expenses           278,301      305,911      338,052
                                             ---------    ---------    ---------

INCOME BEFORE FEDERAL INCOME TAXES              88,736       79,523       21,259

FEDERAL INCOME TAXES (BENEFIT)                    (974)       3,202        1,173
                                             ---------    ---------    ---------
NET INCOME                                   $  89,710    $  76,321    $  20,086
                                             =========    =========    =========

See notes to financial statements.

MUNICH REINSURANCE COMPANY - UNITED STATES BRANCH

STATEMENTS OF EQUITY
YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
(In Thousands)
--------------------------------------------------------------------------------

                                                                     Net Unrealized
                                                                      Appreciation
                                                           Retained  (Depreciation)
                                                           Earnings  on Investments     Total
BALANCE, JANUARY 1, 1994                                   $ 478,881    $  30,445     $ 509,326

  Net income                                                  20,086         --          20,086

  Net change in unrealized appreciation (depreciation)
    of investments:
    Fixed maturities                                            --        (45,005)      (45,005)
    Equity securities                                           --        (25,465)      (25,465)
                                                           ---------    ---------     ---------

BALANCE, DECEMBER 31, 1994                                   498,967      (40,025)      458,942

  Net income                                                  76,321         --          76,321

  Net change in unrealized appreciation (depreciation)
    of investments:
    Fixed maturities                                            --         54,283        54,283
    Equity securities                                           --         26,697        26,697
                                                           ---------    ---------     ---------

BALANCE, DECEMBER 31, 1995                                   575,288       40,955       616,243

  Net income                                                  89,710         --          89,710

  Net change in unrealized appreciation (depreciation)
    of investments:
    Fixed maturities                                            --        (24,248)      (24,248)
    Equity securities                                           --           (840)         (840)
                                                           ---------    ---------     ---------

BALANCE, DECEMBER 31, 1996                                 $ 664,998    $  15,867     $ 680,865
                                                           =========    =========     =========

See notes to financial statements.

MUNICH REINSURANCE COMPANY - UNITED STATES BRANCH

STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
(In Thousands)
--------------------------------------------------------------------------------

                                                           1996          1995          1994
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                          $    89,710   $    76,321   $    20,086
  Adjustments to reconcile net income to net cash
     provided by operating activities:
    Change in accrued investment income                    (4,234)       (2,192)        1,181
    Change in premiums and other reinsurance
      receivables                                         (16,199)      (22,046)      (49,418)
    Change in deferred policy acquisition costs             3,324          (976)       (4,078)
    Change in insurance reserves                           32,800        22,388        39,027
    Change in current and deferred federal and
      foreign income tax assets and liabilities            (3,299)        2,602           415
    Change in other, net                                  (14,180)      (18,386)       (2,265)
                                                      -----------   -----------   -----------
           Net cash provided by operating activities       87,922        57,711         4,948
                                                      -----------   -----------   -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Investments available for sale:
    Purchases                                          (1,038,485)     (745,256)   (1,018,527)
    Sales and maturities                                1,047,038       709,359       996,753
  Equity in net income of affiliate                        (9,337)       (9,644)       (2,614)
  Proceeds from the sale of property and equipment           --              41          --
  Cost of additions to property and equipment                  17            (9)          (77)
                                                      -----------   -----------   -----------
           Net cash used in investing activities             (767)      (45,509)      (24,465)
                                                      -----------   -----------   -----------
NET INCREASE (DECREASE) IN CASH AND
  CASH EQUIVALENTS                                         87,155        12,202       (19,517)

CASH AND CASH EQUIVALENTS, BEGINNING
  OF YEAR                                                  20,061         7,859        27,376
                                                      -----------   -----------   -----------
CASH AND CASH EQUIVALENTS, END OF
  YEAR                                                $   107,216   $    20,061   $     7,859
                                                      ===========   ===========   ===========
SUPPLEMENTAL CASH FLOW INFORMATION:
  Income taxes paid, net                              $     2,379   $       600   $      --
                                                      ===========   ===========   ===========

See notes to financial statements.

MUNICH REINSURANCE COMPANY - UNITED STATES BRANCH

NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
--------------------------------------------------------------------------------

1.    ORGANIZATION

Munich Reinsurance Company - United States Branch (the "Company") was established under the laws of the State of New York on December 23, 1955. The Company was established as a branch of Munich Reinsurance Company, Munich. The Company was engaged in the business of property and casualty reinsurance.

During November 1996, Munich Reinsurance Company acquired American Re Corporation and its subsidiaries. On July 3, 1997, Munich Reinsurance Company contributed the assets and liabilities of the Company to American Re-Insurance Company, the principal reinsurance subsidiary of American Re Corporation.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation - The financial statements of the Company have been prepared on the basis of generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents - Cash and cash equivalents include cash on hand, money market instruments and other debt issues, with a maturity of ninety days or less when purchased.

Investments - The Company has classified all its debt and equity securities as available for sale and carries them at fair value in accordance with the provisions of SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities. Unrealized gains and losses on securities available for sale are reported, net of deferred taxes, as a separate component of equity.

Realized gains and losses on the sale or maturity of investments are determined on the basis of the specific identification method and are included in net income.

The Company's investment in Munich American Reinsurance Company ("MARC") is accounted for on the equity basis of accounting. The investment in MARC's common and preferred stock (amounting to 22-1/2% of its outstanding common and preferred stock) is stated as the Company's proportionate share of MARC's stockholders' equity. Changes in the Company's share of MARC's equity relating to MARC's undistributed earnings are presented as increases or decreases to the Company's net income. Changes in the Company's share of MARC's equity relating to other changes in MARC's equity are presented as increases or decreases in the Company's equity.

The estimated fair value of financial instruments has been determined by the Company using available market information and appropriate valuation methodologies. However, considerable judgment is necessarily required in interpreting market data to develop the estimates of fair value. Accordingly, the Company's estimates of fair value are not necessarily indicative of the amounts that the Company

                      MUNICH AMERICAN REINSURANCE COMPANY

could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts. Furthermore, fair value estimates disclosed are based on pertinent information available to the Company as of December 31, 1996 and 1995. Although the Company is not aware of any factors that would significantly affect the fair value estimated amounts, such amounts have not been comprehensively revalued for purposes of these financial statements since that date: therefore, current estimates of fair value may differ significantly from the amounts disclosed in the financial statements.

The following methods and assumptions were used by the Company in estimating fair value:

o Fixed Maturities - Fair values for fixed maturities were based on quoted market prices, where available. If quoted market prices were not available, fair values were based on quoted market prices of comparable instruments.

o Equity Securities - The fair values of these securities were based on quoted market price, where available.

o Cash and Cash Equivalents - The carrying amount of these financial instruments approximates their fair value.

o Other lnvested Assets - The fair value of these investments was determined by dealers specializing in these types of investments.

Deferred Policy Acquisition Costs - Deferred policy acquisition costs represent acquisition costs, primarily commissions and certain operating expenses. These costs were deferred and were limited to their estimated realizable value based on the related unearned premiums, anticipated losses and loss expenses, and anticipated investment income. These costs will be amortized ratably over the terms of the related contracts, which are generally a year in duration.

Loss and Loss Adjustment Expense Reserves - The liability for unpaid losses and loss expenses is based upon reports received from other insurers supplemented with the Company's own case reserve estimates provided by the Company's claims department. Such reserves also include estimates of incurred but not reported losses based on past experience modified for current trends, and estimates of expenses for investigating and settling claims, reduced for anticipated salvage and subrogation.

Management believes that the liability for unpaid losses and loss expenses as of December 31, 1996 and 1995, respectively, are adequate to cover the ultimate gross cost of losses and loss expenses incurred through December 31, 1996. The reserves are based on estimates of losses and loss expenses incurred and, therefore, the amount ultimately paid may be more or less than such estimates. The inherent uncertainties of estimating loss reserves are compounded for reinsurers by the significant periods of time that often elapse between the occurrence of an insured loss, the reporting of the loss to the primary insurer and, ultimately, to the reinsurer, and the primary insurer's payment of that loss and subsequent indemnification by the reinsurer. As a consequence, actual losses and loss expenses paid may deviate, perhaps substantially, from estimates reflected in the insurance/reinsurance companies' reserves in their financial statements. Any adjustments to these estimates and amounts subsequently paid or collected are reflected in income as they occur.

Reinsurance Recoverable on Unpaid Losses - Reinsurance recoverable on unpaid losses and loss expenses were approximately $396,086,000 and $376,346,000 at December 31, 1996 and 1995,
respectively. These recoverables were based upon the application of estimates of unpaid loss and loss expense reserves in conjunction with collection terms specified under individual retrocessional contracts. The amounts ultimately collected may be more or less than such estimates. Any adjustments of these estimates or differences between estimates and amounts subsequently collected are reflected in income as they occur.

Income Taxes - The Company files a United States income tax return. The Company uses the liability method of accounting for income taxes in accordance with SFAS No. 109, Accounting for Income Taxes. Income tax provisions are based on income reported for financial statement purposes. Deferred federal income taxes arise from the recognition of temporary differences between income determined for financial reporting purposes and income tax purposes.

Premiums and Unearned Premiums - Premiums are recognized as revenue ratably over the terms of the contracts. Unearned premiums are based principally on reports received from ceding companies or are computed using the monthly pro rata method on a gross of reinsurance premiums ceded basis for balance sheet purposes, and on a net of reinsurance premiums ceded basis for income statement purposes.

Expense Sharing - Under the terms of an expense sharing agreement, certain expenses incurred by MARC are allocated to the Company.

3.    INVESTMENTS

Investments in available for sale fixed maturities, are as follows (in thousands):

                                                December 31, 1996
                                ----------------------------------------------
                                               Gross      Gross
                                 Amortized  Unrealized  Unrealized      Fair
                                    Cost       Gains      Losses        Value
U.S. Treasury securities
  and obligations of U.S.
  government agencies           $  489,492  $      908  $    1,953  $  488,447
Obligations of states and
  political subdivisions               112                                 112
Mortgage backed securities         119,640         414         222     119,832
Corporate securities               516,313       4,423       2,401     518,335
Other debt securities               23,750                              23,750
                                ----------  ----------  ----------  ----------
Total                           $1,149,307  $    5,745  $    4,576  $1,150,476
                                ==========  ==========  ==========  ==========

                                                December 31, 1995
                               -------------------------------------------------
                                              Gross       Gross
                               Amortized   Unrealized   Unrealized       Fair
                                 Cost         Gains       Losses         Value

U.S. Treasury securities
  and obligations of U.S.
  government agencies         $  383,257   $   10,341   $       43   $  393,555
Obligations of states and
  political subdivisions          11,042        1,050           --       12,092
Mortgage-backed securities       122,246        3,393          165      125,474
Corporate securities             525,027       25,212        1,424      548,815
Other debt securities             28,018          156           46       28,128
                              ----------   ----------   ----------   ----------
Total                         $1,069,590   $   40,152   $    1,678   $1,108,064
                              ==========   ==========   ==========   ==========

The amortized cost and fair value of fixed maturities at December 31, 1996 and 1995 are shown below by contractual maturity (in thousands).

                                          1996                    1995
                                 Amortized       Fair    Amortized       Fair
                                   Cost          Value     Cost          Value
Due to mature:
  One year or less               $   50,585  $   50,615  $   80,579  $   81,724
  After one year through five
    years                           403,640     403,318     261,376     265,815
  After five years through ten
    years                           533,090     534,461     467,468     489,235
  After ten years                    42,352      42,250     137,921     145,816
                                 ----------  ----------  ----------  ----------
  Mortgage-backed securities        119,640     119,832     122,246     125,474
                                 ----------  ----------  ----------  ----------
Total                            $1,149,307  $1,150,476  $1,069,590  $1,108,064
                                 ==========  ==========  ==========  ==========

Actual maturities may differ from contractual maturities because securities may be called or prepaid with or without call or prepayment penalties.

Proceeds from maturities and sales of investments in fixed maturities and the related gains and losses realized on those sales were as follows (in thousands):

                                                 Year Ended December 31,
                                            1996           1995           1994

Proceeds from sales                       $893,731       $608,320       $869,298
Gross gain realized                         14,535         10,185          7,480
Gross losses realized                        6,323          5,065         17,952

Net unrealized appreciation (depreciation) on investments included within equity was as follows (in thousands):

                                                       Year Ended
                                                      December 31,
                                             1996         1995           1994

Change in unrealized
 appreciation (depreciation):
  Fixed maturities                        ($ 37,304)    $  83,513     ($ 69,238)
  Equity securities                             199        32,902       (31,371)
                                          ---------     ---------     ---------
    Subtotal                                (37,105)      116,415      (100,609)

Income tax effect                            12,017       (35,435)       30,139
                                          ---------     ---------     ---------
Net change                                  (25,088)       80,980       (70,470)

Balance, beginning of year                   40,955       (40,025)       30,445
                                          ---------     ---------     ---------
Balance, end of year                      $  15,867     $  40,955     ($ 40,025)
                                          =========     =========     =========

At December 31, 1996 and 1995, the Company's investments in fixed maturities on a financial statements basis were $1,150 or 80.6% and $1,108 million or 81.4%, respectively, of total investments and cash. The fixed maturity portfolio is well diversified within various industry segments.

Fixed maturity investments by market sector are as follows (in thousands):

                                    December 31, 1996       December 31, 1995
                                  Amortized      Fair     Amortized      Fair
                                    Cost         Value       Cost        Value

U.S. government                   $  489,492  $  488,447  $  383,257  $  393,555
Foreign government
State and municipal                      112         112      11,042      12,092
Mortgage backed securities           119,640     119,832     122,246     125,474
Financial                            239,443     240,892     266,144     276,438
Utilities                             29,287      29,598      34,955      36,561
Transportation/capital                                        42,496      43,977
Natural resources                      8,361       8,320
Other corporate securities           262,972     263,275     209,450     219,967
                                  ----------  ----------  ----------  ----------
Total                             $1,149,307  $1,150,476  $1,069,590  $1,108,064
                                  ==========  ==========  ==========  ==========

Sources of net investment income were as follows (in thousands):

                                                 Year Ended December 31,
                                           1996           1995           1994

Fixed maturities                         $ 67,010       $ 68,314       $ 62,013
Short-term investments                      6,480          1,906          1,012
Other                                       3,847          4,547          4,096
                                         --------       --------       --------
Gross investment income                    77,337         74,767         67,121
Investment expenses                        (2,818)        (2,595)        (1,750)
                                         --------       --------       --------
Net investment income                    $ 74,519       $ 72,172       $ 65,371
                                         ========       ========       ========

Net realized capital investment gains (losses) were as follows (in thousands):

                                                 Year Ended December 31,
                                           1996           1995           1994

Fixed maturities                         $  8,212       $  5,121       $(10,472)
Common stock                                5,607         12,338         13,891
Other                                          86         (7,099)           363
                                         --------       --------       --------
Net realized capital gains               $ 13,905       $ 10,360       $  3,782
                                         ========       ========       ========

At December 31, 1996 and 1995, securities in the amounts of $10,005,000 and $8,834,000 (par value), respectively, were on deposit with governmental authorities as required by law.

At December 31, 1996, the total assets and liabilities of MARC, the Company's affiliate, were approximately $2,562,000,000 and $2,066,000,000, respectively. MARC's total assets and liabilities at December 31, 1995 were approximately $2,366,000,000 and $1,899,000,000, respectively. MARC's net income for the years ended December 31, 1996, 1995 and 1994, was approximately $44,430,000, $45,648,000 and $14,850,000, respectively.

The Company received dividends from MARC during 1996, 1995 and 1994 of approximately $660,000, $627,000 and $728,000, respectively. The Company's retained earnings at 1996 and 1995 included undistributed earnings of MARC of approximately $68,459,000 and $77,795,000, respectively.

4.    LIABILITY FOR UNPAID LOSSES AND LOSS EXPENSES

Activity in the liability for unpaid losses and loss expenses is summarized as follows (in thousands):

                                                 Year Ended December 31,
                                           1996           1995           1994

Balance as of January 1                 $ 1,092,661   $ 1,081,147   $ 1,081,432
  Less reinsurance recoverables            (376,346)     (371,853)     (366,177)
                                        -----------   -----------   -----------
Net balance at January 1                    716,315       709,294       715,255
                                        -----------   -----------   -----------
Net incurred related to:
  Current year                              189,581       206,196       253,424
  Prior years                                 5,345         7,501          (893)
                                        -----------   -----------   -----------
Total incurred                              194,926       213,697       252,531
                                        -----------   -----------   -----------
Paid related to:
  Current year                               41,900        44,572        86,856
  Prior years                               142,697       162,103       171,636
                                        -----------   -----------   -----------
Total paid                                  184,597       206,675       258,492
                                        -----------   -----------   -----------
Net balance at December 31                  726,645       716,316       709,294
  Plus reinsurance recoverables             396,086       376,345       371,853
                                        -----------   -----------   -----------
Balance at December 31                  $ 1,122,731   $ 1,092,661   $ 1,081,147
                                        ===========   ===========   ===========

Asbestos and Environmental-Related Claims - The Company establishes reserves for known asbestos and environmental pollution claims when sufficient information has been developed to indicate the involvement of a specific reinsurance contract and a liability can be reasonably estimated. Additionally, reserves have been established to cover future adverse development on claims reported thus far and/or the reporting of additional claims beyond what is currently known. Estimation of ultimate liabilities for these claims is subject to outstanding issues, such as whether coverage exists, definition of an occurrence, determination of ultimate damages, and allocation of such damages to financially responsible parties. Therefore, estimation of these liabilities is subject to some uncertainty. Management believes, however, that the future development of such claims will not be material to the financial condition of the Company.

5.    REINSURANCE

The Company purchases reinsurance (retrocessional agreements) for certain risks. Reinsurance companies enter into retrocessional agreements for reasons similar to those that cause primary insurers to purchase reinsurance, namely, to reduce net liability on individual risks, to protect against catastrophic losses, to stabilize their financial ratios and to obtain additional underwriting capacity. Retrocessional agreements generally are continuous contracts that have no fixed termination date, but may be terminated by either party upon notice stated in the agreement.

The Company believes that it has minimized the credit risk with respect to its retrocessions by monitoring its retrocessionaires, diversifying its retrocessions and collateralizing obligations from foreign retrocessionaires. Potential deterioration of the financial condition of retrocessional markets is carefully monitored and appropriate actions are taken to eliminate or minimize exposure. The Company generally requires that unpaid losses and expenses (including IBNR) for certain admitted and nonadmitted reinsurers (unregulated by United States insurance regulatory authorities) be collateralized by letters of credit, funds withheld or pledged trust agreements. Actions such as drawdowns of letters of credit provided as collateral, cessation of relationships and communications may be taken to reduce or eliminate exposure when necessary. Although reinsurance agreements contractually obligate the Company's reinsurers to reimburse it for the agreed-upon portion of its gross paid losses, they do not discharge the primary liability of the Company. The income statement amounts for premiums written, premiums earned and losses incurred are net of reinsurance. Assumed, ceded and net amounts for these items are as follows (in thousands):

                                                 Year Ended December 31,
                                           1996           1995           1994

Premiums written:
  Assumed                               $   453,380   $   489,748   $   464,983
  Ceded                                     186,990       189,109       184,132
                                        -----------   -----------   -----------
  Net                                   $   266,390   $   300,639   $   280,851
                                        ===========   ===========   ===========
Premiums earned:
  Assumed                               $   450,651   $   478,875   $   474,223
  Ceded                                     181,375       185,617       186,679
                                        -----------   -----------   -----------
  Net                                       269,276       293,258       287,544
                                        ===========   ===========   ===========
Losses incurred:
  Assumed                               $   320,987   $   327,722   $   415,443
  Ceded                                     126,061       114,025       162,912
                                        -----------   -----------   -----------
  Net                                   $   194,926   $   213,697   $   252,531
                                        ===========   ===========   ===========

6.    FEDERAL AND FOREIGN INCOME TAXES

The net deferred tax liability recorded at December 31, 1996 and 1995 represents the net temporary differences between the tax bases of assets and liabilities and their amounts for financial reporting. The components of the net deferred tax liability, based on a tax rate of 35% at December 31, 1996 and 1995 are as follows (in thousands):

                                                          1996           1995

Loss reserves                                          $  50,314      $  50,386
Unearned premiums                                          6,874          7,076
Net operating loss carryforward                          114,517        142,237
AMT credit carryforward                                    5,700          4,200
Other                                                        679            572
                                                       ---------      ---------
           Total deferred tax assets                     178,084        204,471

Valuation allowance                                     (157,953)      (184,228)
                                                       ---------      ---------
           Net deferred tax asset                         20,131         20,243
                                                       ---------      ---------
Deferred policy acquisition costs                          9,105         10,268
Investments                                                7,383         21,117
Affiliate income                                           5,708          5,248
Other                                                        668            584
                                                       ---------      ---------
           Total deferred tax liabilities                 22,864         37,217
                                                       ---------      ---------
Net deferred tax liability                             $   2,733      $  16,974
                                                       =========      =========

The Company has a tax loss carryforward of approximately $327,200,000 available to offset future taxable income, that expires between 2001 and 2006. The Company has an Alternative Minimum Tax ("AMT") credit carryforward of approximately $5,700,000 million available to offset future income taxes, with no expiration.

SFAS No. 109 requires deferred tax assets to be reduced by a valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. As of December 31, 1996 and 1995, the Company has recorded a valuation allowance to reflect the estimated amount of deferred tax assets which may not be realized due to the expiration of net operating losses, tax credit carryforwards and loss reserve discounting.

Income tax expense (benefit) was as follows (in thousands):

                                             Year Ended December 31, 1996
                                           Current      Deferred       Total

Income - federal tax expense (benefit)  $     4,031   $    (1,201)  $     2,830
Taxes on net realized capital gains          (2,781)       (1,023)       (3,804)
                                        -----------   -----------   -----------
Total federal tax expense (benefit)     $     1,250   $    (2,224)  $      (974)
                                        ===========   ===========   ===========

                                             Year Ended December 31, 1995
                                           Current      Deferred       Total

Income - federal tax expense            $     3,973   $     2,101   $     6,074
Taxes on net realized capital gains          (2,072)         (800)       (2,872)
                                        -----------   -----------   -----------
Total federal tax expense               $     1,901   $     1,301   $     3,202
                                        ===========   ===========   ===========


                                             Year Ended December 31, 1994
                                           Current      Deferred       Total

Income - federal tax expense            $     1,134   $     1,413   $     2,547
Taxes on net realized capital gains          (1,323)          (51)       (1,374)
                                        -----------   -----------   -----------
Total federal tax expense               $      (189)  $     1,362   $     1,173
                                        ===========   ===========   ===========

The sources of deferred tax expense (benefit) and their tax effects were as follows (in thousands):

                                                 Year Ended December 31,
                                            1996          1995          1994

Net loss reserve discounting for tax    $        72   $      (629)  $       417
Acceleration of premiums earned for tax         202            (7)          469
Deferred policy acquisition costs            (1,163)          342         1,427
Net investment adjustments                   (1,139)        1,383          (692)
Net operating loss carryforward              27,720        25,027         3,416
AMT credit                                    1,500         1,454           220
Change in valuation allowance               (26,275)      (26,011)       (4,438)
Other, net                                   (3,141)         (258)          543
                                        -----------   -----------   -----------
Total                                   $    (2,224)  $     1,301   $     1,362
                                        ===========   ===========   ===========

The change in the valuation allowance is due to the utilization of the net operating loss carryforward and the increase in the AMT credit.

Reconciliation of the differences between income taxes computed at the federal statutory tax rates and provisions for income taxes were as follows (in thousands):

                                                           Year Ended
                                                           December 31,
                                                   1996       1995       1994

Income before taxes                              $ 88,736   $ 79,523   $ 21,259
Income tax rate                                        35%        35%        35%
                                                 --------   --------   --------
Tax expense at federal statutory income tax rate   31,058     27,833      7,441
                                                 --------   --------   --------
Tax effect of:
  Net operating loss deduction                    (27,720)   (25,027)    (3,416)
  Other - net                                      (4,312)       396     (2,852)
                                                 --------   --------   --------
Federal and foreign income tax expense (benefit) $   (974)  $  3,202   $  1,173
                                                 ========   ========   ========

7.    BENEFIT PLANS

The Company participates in a noncontributory defined benefit pension plan covering substantially all of its and MARC's employees. Benefits are based on years of service and the employee's final compensation. Accrued costs represent estimates based upon current information. Those estimates are subject to change due to changes in the underlying information supporting such estimates in the future. The Company's policy is to fund pension costs as required, subject to the amounts that are currently deductible for tax reporting purposes.

The Company's share of accrued pension cost at December 31, 1996 and 1995 is $1,892,000 and $1,593,000, respectively.

The Company's share of net periodic pension cost the years ended December 31, 1996, 1995 and 1994 is $736,000, $531,000 and $142,000, respectively.

The weighted average discount rate and rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation were 7.5% and 5.5%, respectively, for 1996 and 7.25% and 5.50%, respectively, for 1995. The projected long-term rate of return on assets was 9.0% for both 1996 and 1995.

8.    CAPITAL AND SURPLUS AND STOCKHOLDER DIVIDEND RESTRICTIONS

Statutory surplus for the Company at December 31, 1996 and 1995 was approximately $625,900,000 and $532,800,000, respectively. Statutory net income for the years ended December 31, 1996, 1995 and 1994 was approximately $81,500,000, $66,100,000 and $15,200,000, respectively.

The maximum amount of dividends which can be paid to the Parent under New York insurance law without prior approval of the Insurance Commissioner is limited to the lesser of: (i) 10% of statutory surplus or (ii) statutory net investment income from the immediately preceding year, as defined by statute. No amounts were paid by the Company during 1996, 1995 and 1994.

9.    COMMITMENTS AND CONTINGENT LIABILITIES

Derivative and Off-Balance Sheet Financial Instruments

Futures and Options - The Company enters into indexed futures, put and option contracts to reduce general market risks, thereby limiting the volatility of returns on its equity portfolio. Under indexed futures contracts the Company agrees with other parties to exchange the fluctuation in value of general market indexes during the term of the contracts. Generally, no cash is exchanged at the outset of the contract; however, the fluctuation in the value of the index is settled on a daily basis. Under put option contracts, the Company negotiates the right to sell a specified future contract to another party at a specified exercise or strike price. Under call option contracts, the Company negotiates the right to buy a specified future contract to another party at a specified exercise or strike price. The Company pays a premium at the outset of the contract to the writer (seller).

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations based on their high credit ratings. The credit exposure of indexed futures contracts is represented by the fair value (market value of contracts based on the futures index at the reporting date). The put and call options risk is limited to the premium paid at the outset of the contract. At December 31, 1996 and 1995, there were no indexed futures or options contracts outstanding.

During the year ended December 31, 1995 and 1994, the Company realized gains (losses) on its futures and options contracts of approximately $(7,200,000) and $363,000, respectively.

Securities Lending - The Company entered into an agreement to loan certain investment securities to selected broker/dealers. In turn, the broker/dealers pledged collateral (either cash or short-term investments) equal to 102% of the market value of the securities loaned, plus accrued interest. The market value of the investments loaned is monitored daily by the Company, and adjustments to the collateral are made accordingly. The Company bears the risk of loss to the extent that the securities are not returned and the value of the collateral is less than the amount of the securities loaned. The Company believes that this event would be unlikely. There were no securities on loan at December 31, 1996 and 1995.

Leases - The Company has operating leases for certain of its equipment and office space, which expire through 2005. Lease expense was $4,622,000, $4,721,000 and $4,453,000 for the years ended December 31, 1996, 1995 and 1994, respectively. Future minimum lease payments for the years ending December 31 under such leases are approximately as follows (in thousands):

1997                                                            $ 3,100
1998                                                              3,100
1999                                                              3,100
2000                                                              3,100
2001                                                              3,100
Thereafter                                                       11,000
                                                                -------
Total                                                           $26,500
                                                                =======

10.   RELATED PARTY TRANSACTIONS

Various reinsurance agreements exist between the Company and MARC. The net effect of such agreements on the Company's net income before federal income taxes was approximately $(2,400,000), $6,600,000 and $(27,500,000) for December
31, 1996, 1995 and 1994, respectively.

At December 31, 1996 and 1995, the Company's assets included reinsurance recoverable of approximately $57,100,000 and $55,400,000, respectively, and the Company's liabilities included reinsurance balances payable of $39,600,000 and $35,800,000, respectively, relating to these agreements.

During 1996, 1995 and 1994, the Company was charged expenses of approximately $27,500,000, $25,100,000 and $21,500,000, respectively, pursuant to an expense-sharing agreement. At December 31, 1996 and 1995, the Company had a payable to MARC pertaining to this agreement of approximately $7,800,000 and $5,900,000, respectively.


                                     ******

                      MUNICH AMERICAN REINSURANCE COMPANY
                          Consolidated Balance Sheets
                 (Dollars in millions, except per share amounts)

                                                                       (unaudited)
Assets:                                                              March 31, 1997  December 31, 1996
                                                                     ---------------------------------
Investments
   Fixed Maturities
      Bonds available for sale, at fair value (amortized cost:
         March 31, 1997 - $1,251.2; December 31, 1996 - $1,114.9) .....  $1,237.5      $1,121.3
   Equity securities available for sale, at fair value (cost: March 31,
         1997 - $138.2; December 31, 1996 - $124.6) ...................     150.5         142.3
   Other invested assets ..............................................       4.6           4.9
Cash and cash equivalents .............................................      35.1         121.0
                                                                         ----------------------
         Total investments and cash ...................................   1,427.7       1,389.5
Accrued investment income .............................................      15.6          18.0
Premiums and other receivables ........................................     118.1         149.0
Deferred policy acquisition costs .....................................      51.0          51.2
Reinsurance recoverables on paid and unpaid losses ....................     761.7         795.4
Funds held by ceding companies ........................................      18.6          17.9
Prepaid reinsurance premiums ..........................................      70.5          60.5
Deferred federal income taxes .........................................      67.2          55.7
Other assets ..........................................................      27.3          25.0
                                                                         ----------------------
         Total assets .................................................  $2,557.7      $2,562.2
                                                                         ======================
Liabilities:
Loss and loss adjustment expense reserves .............................  $1,754.0      $1,764.0
Unearned premium reserve ..............................................     268.4         276.0
                                                                         ----------------------
         Total insurance reserves .....................................   2,022.4       2,040.0
Loss balances payable .................................................       5.1          10.7
Other liabilities .....................................................      37.4          15.3
                                                                         ----------------------
         Total liabilities ............................................   2,064.9       2,066.0
                                                                         ----------------------
Stockholder's Equity:
Common stock, par value: $1,000 per share; issued and outstanding:
   March 31, 1997, and December 31, 1996 - 7,000 shares ...............       7.0           7.0
Preferred stock, par value: $1,000 per share; issued and outstanding:
   March 31, 1997, and 1996 - 71,000 shares ...........................      71.0          71.0
Additional paid-in capital ............................................      55.8          55.8
Retained earnings .....................................................     359.9         345.7
Net unrealized appreciation of investments ............................      (0.9)         16.7
                                                                         ----------------------
         Total stockholders' equity ...................................     492.8         496.2
                                                                         ----------------------
         Total liabilities and stockholders' equity ...................  $2,557.7      $2,562.2
                                                                         ======================

See accompanying notes to consolidated interim financial statements.

                      MUNICH AMERICAN REINSURANCE COMPANY
                       Consolidated Statements of Income
                             (Dollars in millions)
                                  (unaudited)

                                                        Three-month period
                                                          ended March 31,
                                                        1997         1996
                                                       -------------------------
Revenue:
   Premiums written .................................  $100.0       $109.2
   Change in unearned premium reserve ...............     2.4         (5.2)
                                                       -------------------
      Premiums earned ...............................   102.4        104.0
   Net investment income ............................    19.0         17.2
   Net realized capital gains (losses) ..............    10.9          4.6
   Other income .....................................    (5.9)          --
                                                       -------------------
      Total revenue .................................   126.4        125.8
                                                       -------------------
Losses and expenses:
   Losses and loss adjustment expenses ..............    73.0         72.6
   Commission expense ...............................    29.7         26.6
   Operating expense ................................     6.2          5.8
                                                       -------------------
      Total losses and expenses .....................   108.9        105.0
                                                       -------------------
      Income (loss) before income ...................    17.5         20.8
   Federal and foreign income taxes .................     3.3          4.0
                                                       -------------------
      Net income to common stockholders .............  $ 14.2       $ 16.8
                                                       ===================

See accompanying notes to consolidated interim financial statements.

                      MUNICH AMERICAN REINSURANCE COMPANY
                     Consolidated Statements of Cash Flows
                             (Dollars in millions)
                                  (unaudited)

                                                              Three-month period
                                                                ended March 31,
                                                                 1997     1996
                                                              ------------------
Cash Flows From Operating Activities:
   Net income ................................................  $ 14.2   $ 16.8
   Adjustments to reconcile net income to net cash
      provided by operating activities:
      Decrease in accrued investment income ..................     2.4      3.4
      Decrease (increase) in premiums and other receivables ..    45.8    (16.5)
      Decrease (increase) in deferred policy acquisition costs     0.3     (1.6)
      Increase (decrease) in insurance reserves ..............   (17.5)     7.7
      Decrease in current and deferred federal and foreign
          income tax assets ..................................     3.8     14.9
      Decrease (increase) in other assets and liabilities, net     5.8     (3.5)
      Decrease (increase) in other, net ......................   (10.5)    (4.0)
                                                              ------------------
         Net cash provided by operating activities ...........    44.3     17.2
                                                              ------------------
Cash Flows From Investing Activities:
   Investments available for sale:
      Purchases ..............................................  (490.1)  (188.2)
      Sales and maturities ...................................   359.4    166.5
   Proceeds from sales of property and equipment .............     0.5       --
   Cost of additions to property and equipment ...............      --     (0.6)
                                                              ------------------
         Net cash used in investing activities ...............  (130.2)   (22.3)
                                                              ------------------
         Net decrease in cash and cash equivalents ...........   (85.9)    (5.1)
Cash and cash equivalents, beginning of period ...............   121.0     18.7
                                                              ------------------
Cash and cash equivalents, end of period .....................  $ 35.1   $ 13.6
                                                              ==================

See accompanying notes to consolidated interim financial statements.

                       MUNICH AMERICAN REINSURANCE COMPANY
               Notes to Consolidated Interim Financial Statements
                                  March 31,1997
                                   (unaudited)

1.    Basis of Presentation

Munich American Reinsurance Company ("MARC") was formed in 1975 as the domestic successor to the U.S. Branch of Munich Reinsurance Company, Munich Germany. At December 31, 1996, MARC was wholly-owned by three large German insurance-related companies: Munich Reinsurance Company, Munich; Allianz AG, Munich; and VICTORIA Versicherung AG, Duesseldorf. MARC was engaged in the business of property and casualty reinsurance and through its wholly-owned subsidiary, 111 East 50th Street, holds an ownership interest in its home office building. Munich Reinsurance Company was the managing partner of MARC, holding a 50% ownership interest.

On November 25, 1996, Munich Reinsurance Company acquired American Re Corporation and its subsidiaries. On July 1, 1997, Munich Reinsurance Company merged MARC into American Re-Insurance Company, the principal reinsurance subsidiary of American Re Corporation. The minority interests in MARC's stock held by Allianz AG and VICTORIA Versicherung AG were exchanged for minority interests in American Re Corporation.

The information for the interim periods ended March 31, 1997, and 1996, is unaudited. The interim consolidated financial statements have been prepared on the basis of generally accepted accounting principles and, in the opinion of management, reflect all adjustments (consisting of normal recurring accruals) necessary for a fair presentation of results for such periods. The results of operations and cash flows for any interim period are not necessarily indicative of results for the full year. Intercompany accounts and transactions have been eliminated. These financial statements should be read in conjunction with MARC's consolidated financial statements and related notes for the years ended December 31, 1996, 1995, and 1994, which are located elsewhere in this Form 8-K filing.

                       MUNICH AMERICAN REINSURANCE COMPANY
                           Consolidated Balance Sheets
                 (Dollars in millions, except per share amounts)


                                                                       (unaudited)
Assets:                                                               June 30, 1997  December 31, 1996
                                                                      --------------------------------
Investments
   Fixed Maturities
      Bonds available for sale, at fair value (amortized cost:
         June 30, 1997 - $1,249.3; December 31, 1996 - $1,114.9) ......  $1,249.3        $1,121.3
   Equity securities available for sale, at fair value (cost: June 30,
         1997 - $153.8; December 31, 1996 - $124.6) ...................     178.7           142.3
   Other invested assets ..............................................       4.7             4.9
Cash and cash equivalents .............................................      24.4           121.0
                                                                         ------------------------
            Total investments and cash ................................   1,457.1         1,389.5
Accrued investment income .............................................      16.4            18.0
Premiums and other receivables ........................................     152.0           149.0
Deferred policy acquisition costs .....................................      52.6            51.2
Reinsurance recoverables on paid and unpaid losses ....................     771.6           795.4
Funds held by ceding companies ........................................      18.7            17.9
Prepaid reinsurance premiums ..........................................      78.5            60.5
Deferred federal income taxes .........................................      70.6            55.7
Other assets ..........................................................      10.6            25.0
                                                                         ------------------------
            Total assets ..............................................  $2,628.1        $2,562.2
                                                                         ========================
Liabilities:
Loss and loss adjustment expense reserves .............................  $1,802.6        $1,764.0
Unearned premium reserve ..............................................     268.0           276.0
                                                                         ------------------------
            Total insurance reserves ..................................   2,070.6         2,040.0
Loss balances payable .................................................       3.1            10.7
Other liabilities .....................................................      74.0            15.3
                                                                         ------------------------
            Total liabilities .........................................   2,147.7         2,066.0
                                                                         ------------------------
Stockholders' Equity:
Common stock, par value: $1,000 per share; issued and outstanding:
   June 30, 1997, and December 31, 1996 - 7,000 shares ................       7.0             7.0
Preferred stock, par value: $1,000 per share; issued and outstanding:
   June 30, 1997, and 1996 - 71,000 shares ............................      71.0            71.0
Additional paid-in capital ............................................      55.8            55.8
Retained earnings .....................................................     330.4           345.7
Net unrealized appreciation of investments ............................      16.2            16.7
                                                                         ------------------------
            Total stockholders' equity ................................     480.4           496.2
                                                                         ------------------------
            Total liabilities and stockholders' equity ................  $2,628.1        $2,562.2
                                                                         ========================

See accompanying notes to consolidated interim financial statements.

                       MUNICH AMERICAN REINSURANCE COMPANY
                        Consolidated Statements of Income
                              (Dollars in millions)
                                   (unaudited)

                                           Three-month period   Six-month period
                                             ended June 30,      ended June 30,
                                             1997     1996       1997     1996
                                           -------------------------------------
Revenue:
   Premiums written ......................  $108.7   $103.6     $208.7   $212.8
   Change in unearned premium reserve ....     0.9     (0.3)       3.3     (5.5)
                                            -----------------------------------
      Premiums earned ....................   109.6    103.3      212.0    207.3
   Net investment income .................    19.8     16.8       38.8     33.9
   Net realized capital gains (losses) ...     6.6     (0.3)      17.5      4.3
   Other income ..........................     5.7       --       (0.2)     0.1
                                            -----------------------------------
      Total revenue ......................   141.7    119.8      268.1    245.6
                                            -----------------------------------
Losses and expenses:
   Losses and loss adjustment expenses ...    76.4     76.7      149.4    149.3
   Commission expense ....................    29.5     25.1       59.2     51.7
   Operating expense .....................    81.3      6.4       87.5     12.2
                                            -----------------------------------
      Total losses and expenses ..........   187.2    108.2      296.1    213.2
                                            -----------------------------------
      Income (loss) before income ........   (45.5)    11.6      (28.0)    32.4
   Federal and foreign income taxes ......   (17.6)     2.2      (14.3)     6.2
                                            -----------------------------------
      Net income (loss) to common
        stockholders......................  $(27.9)  $  9.4     $(13.7)  $ 26.2
                                            ===================================

See accompanying notes to consolidated interim financial statements.

                       MUNICH AMERICAN REINSURANCE COMPANY
                      Consolidated Statements of Cash Flows
                              (Dollars in millions)
                                   (unaudited)

                                                           Six-month period ended June 30,
                                                                 1997          1996
                                                           -------------------------------
Cash Flows From Operating Activities:
  Net income .................................................  $(13.7)       $ 26.2
  Adjustments to reconcile net income to net cash
    provided by operating activities:
    Decrease in accrued investment income ....................     1.6           1.3
    Decrease (increase) in premiums and other receivables ....     4.8         (29.0)
    Increase in deferred policy acquisition costs ............    (1.3)         (3.2)
    Increase in insurance reserves ...........................    30.6          35.6
    Decrease (increase) in current and deferred federal
      and foreign income tax assets ..........................   (24.8)          8.6
    Decrease (increase) in other assets and liabilities, net .    26.9          (3.1)
    Decrease (increase) in other, net ........................    (0.4)         (2.4)
                                                                --------------------
      Net cash provided by operating activities ..............    23.7          34.0
                                                                --------------------
Cash Flows From Investing Activities:
  Investments available for sale:
    Purchases ................................................  (912.9)       (278.8)
    Sales and maturities .....................................   794.2         351.1
  Cost of additions to property and equipment ................      --          (1.2)
                                                                --------------------
      Net cash used in investing activities ..................  (118.7)         71.1
                                                                --------------------
Cash Flows From Financing Activities:
  Dividend to stockholders ...................................    (1.6)         (1.5)
                                                                --------------------
      Net cash used in financing activities ..................    (1.6)         (1.5)
                                                                --------------------
      Net decrease in cash and cash equivalents ..............   (96.6)        103.6
Cash and cash equivalents, beginning of period ...............   121.0          18.7
                                                                --------------------
Cash and cash equivalents, end of period .....................  $ 24.4        $122.3
                                                                ====================

See accompanying notes to consolidated interim financial statements.

                       MUNICH AMERICAN REINSURANCE COMPANY
               Notes to Consolidated Interim Financial Statements
                                  June 30, 1997
                                   (unaudited)

1.    Basis of Presentation

Munich American Reinsurance Company ("MARC") was formed in 1975 as the domestic successor to the U.S. Branch of Munich Reinsurance Company, Munich Germany. At December 31, 1996, MARC was wholly-owned by three large German insurance-related companies: Munich Reinsurance Company, Munich; Allianz AG, Munich; and VICTORIA Versicherung AG, Duesseldorf. MARC was engaged in the business of property and casualty reinsurance and through its wholly-owned subsidiary, 111 East 50th Street, holds an ownership interest in its home office building. Munich Reinsurance Company was the managing partner of MARC, holding a 50% ownership interest.

On November 25, 1996, Munich Reinsurance Company acquired American Re Corporation and its subsidiaries. On July 1, 1997, Munich Reinsurance Company merged MARC into American Re-Insurance Company, the principal reinsurance subsidiary of American Re Corporation. The minority interests in MARC's stock held by Allianz AG and VICTORIA Versicherung AG were exchanged for minority interests in American Re Corporation.

The information for the interim periods ended June 30, 1997, and 1996, is unaudited. The interim consolidated financial statements have been prepared on the basis of generally accepted accounting principles and, in the opinion of management, reflect all adjustments (consisting of normal recurring accruals) necessary for a fair presentation of results for such periods. The results of operations and cash flows for any interim period are not necessarily indicative of results for the full year. Intercompany accounts and transactions have been eliminated. These financial statements should be read in conjunction with MARC's consolidated financial statements and related notes for the years ended December 31, 1996, 1995, and 1994, which are located elsewhere in this Form 8-K filing.

                 MUNICH REINSURANCE COMPANY-UNITED STATES BRANCH
                                 Balance Sheets
                              (Dollars in millions)

                                                                      (unaudited)
Assets:                                                              March 31, 1997  December 31, 1996
                                                                     ---------------------------------
Investments
  Fixed Maturities
    Bonds available for sale, at fair value (amortized cost:
      March 31, 1997 - $1,237.2; December 31, 1996 - $1,149.3) ........  $1,221.8        $1,150.5
  Equity securities available for sale, at fair value (cost:  March 31,
      1997 - $149.2; December 31, 1996 - $146.2) ......................     167.1           167.4
  Other invested assets ...............................................       1.8             1.9
Cash and cash equivalents .............................................      35.9           107.2
                                                                         ------------------------
        Total investments and cash ....................................   1,426.6         1,427.0
Accrued investment income .............................................      19.7            21.9
Premiums and other receivables ........................................     114.9            95.9
Deferred policy acquisition costs .....................................      38.9            26.0
Reinsurance recoverables on paid and unpaid losses ....................     313.5           416.5
Funds held by ceding companies ........................................       6.6             5.8
Prepaid reinsurance premiums ..........................................      14.9            26.7
Other assets ..........................................................       1.4             4.8
                                                                         ------------------------
        Total assets ..................................................  $1,936.5        $2,024.6
                                                                         ========================
Liabilities:
Loss and loss adjustment expense reserves .............................  $1,045.7        $1,122.7
Unearned premium reserve ..............................................     148.2           157.7
                                                                         ------------------------
        Total insurance reserves ......................................   1,193.9         1,280.4
Loss balances payable .................................................      38.7            45.1
Other liabilities .....................................................      18.6            18.2
                                                                         ------------------------
        Total liabilities .............................................   1,251.2         1,343.7
                                                                         ------------------------
Stockholders' Equity:
Retained earnings .....................................................     683.9           665.0
Net unrealized appreciation of investments ............................       1.4            15.9
                                                                         ------------------------
        Total stockholders' equity ....................................     685.3           680.9
                                                                         ------------------------
        Total liabilities and stockholders' equity ....................  $1,936.5        $2,024.6
                                                                         ========================

See accompanying notes to interim financial statements.

                 MUNICH REINSURANCE COMPANY-UNITED STATES BRANCH
                              Statements of Income
                              (Dollars in millions)
                                   (unaudited)

                                                        Three-month period
                                                          ended March 31,
                                                       1997             1996
                                                      -----------------------
Revenue:
  Premiums written ...............................    $126.8           $ 66.8
  Change in unearned premium reserve .............     (37.0)             0.6
                                                      -----------------------
    Premiums earned ..............................      89.8             67.4
  Net investment income ..........................      19.4             17.5
  Net realized capital gains (losses) ............      (0.5)            11.5
  Other income ...................................       3.2              3.8
                                                      -----------------------
    Total revenue ................................     111.9            100.2
                                                      -----------------------
Losses and expenses:
  Losses and loss adjustment expenses ............      59.7             46.3
  Commission expense .............................      21.2             17.2
  Operating expense ..............................      10.7              4.1
                                                      -----------------------
    Total losses and expenses ....................      91.6             67.6
                                                      -----------------------
    Income before income taxes ...................      20.3             32.6
  Federal and foreign income taxes ...............       1.4             (1.4)
                                                      -----------------------
    Net income to common stockholders.............    $ 18.9           $ 34.0
                                                      =======================

See accompanying notes to interim financial statements.

                 MUNICH REINSURANCE COMPANY-UNITED STATES BRANCH
                            Statements of Cash Flows
                              (Dollars in millions)
                                   (unaudited)

                                                              Three-month period
                                                                ended March 31,
                                                                 1997     1996
                                                              ------------------
Cash Flows From Operating Activities:
  Net income .................................................  $ 18.9   $ 34.0
  Adjustments to reconcile net income to net cash
    provided by operating activities:
    Decrease in accrued investment income ....................     2.1      3.6
    Increase in premiums and other receivables ...............    95.0     53.9
    Decrease (increase) in deferred policy acquisition costs .   (12.9)     0.8
    Decrease in insurance reserves ...........................   (86.5)   (46.1)
    Decrease (increase) in current and deferred federal
      and foreign income tax assets ..........................     0.6     (2.9)
    Decrease (increase) in other assets and liabilities, net .      --      0.7
    Decrease (increase) in other, net ........................     1.2    (11.4)
                                                                ----------------
      Net cash provided by operating activities ..............    18.4     32.6
                                                                ----------------
Cash Flows From Investing Activities:
  Investments available for sale:
    Purchases ................................................  (313.5)  (374.5)
    Sales and maturities .....................................   227.0    357.0
  Income from subsidiary investment ..........................    (3.2)    (3.8)
                                                                ----------------
      Net cash used in investing activities ..................   (89.7)   (21.3)
                                                                ----------------
      Net decrease in cash and cash equivalents ..............   (71.3)    11.3
Cash and cash equivalents, beginning of period ...............   107.2     20.1
                                                                ----------------
Cash and cash equivalents, end of period .....................  $ 35.9   $ 31.4
                                                                ================

See accompanying notes to interim financial statements.

                       MUNICH AMERICAN REINSURANCE COMPANY
                 MUNICH REINSURANCE COMPANY-UNITED STATES BRANCH
                      Notes to Interim Financial Statements
                                 March 31, 1997
                                   (unaudited)

1.    Basis of Presentation

      Munich Reinsurance Company - United States Branch ("U.S. Branch") was established under the laws of the State of New York on December 23, 1955. The U.S. Branch was established as a branch of Munich Reinsurance Company, Munich. The U.S. Branch was engaged in the business of property and casualty reinsurance.

      On November 25, 1996, Munich Reinsurance Company acquired American Re Corporation and its subsidiaries. On July 3, 1997, Munich Reinsurance Company contributed the assets and liabilities of the U.S. Branch to American Re-Insurance Company, the principal reinsurance subsidiary of American Re Corporation.

      The information for the interim periods ended March 31, 1997, and 1996, is unaudited. The interim financial statements have been prepared on the basis of generally accepted accounting principles and, in the opinion of management, reflect all adjustments (consisting of normal recurring accruals) necessary for a fair presentation of results for such periods. The results of operations and cash flows for any interim period are not necessarily indicative of results for the full year. These financial statements should be read in conjunction with the U.S. Branch's financial statements and related notes for the years ended December 31, 1996, 1995, and 1994, which are located elsewhere in this Form 8-K filing.

                 MUNICH REINSURANCE COMPANY-UNITED STATES BRANCH
                                 Balance Sheets
                              (Dollars in millions)

                                                                      (unaudited)
Assets:                                                              June 30, 1997  December 31, 1996
                                                                     --------------------------------
Investments
  Fixed Maturities
    Bonds available for sale, at fair value (amortized cost:
      June 30, 1997 - $1,367.2; December 31, 1996 - $1,149.3) ........  $1,366.4        $1,150.5
  Equity securities available for sale, at fair value (cost: June 30,
      1997 - $104.4; December 31, 1996 - $146.2) .....................     108.2           167.4
  Other invested assets ..............................................       1.8             1.9
Cash and cash equivalents ............................................       6.6           107.2
                                                                        ------------------------
        Total investments and cash ...................................   1,483.0         1,427.0
Accrued investment income ............................................      24.1            21.9
Premiums and other receivables .......................................      83.5            95.9
Deferred policy acquisition costs ....................................      39.5            26.0
Reinsurance recoverables on paid and unpaid losses ...................     365.3           416.5
Funds held by ceding companies .......................................      10.0             5.8
Prepaid reinsurance premiums .........................................      16.0            26.7
Other assets .........................................................       1.2             4.8
                                                                        ------------------------
        Total assets .................................................  $2,022.6        $2,024.6
                                                                        ========================
Liabilities:
Loss and loss adjustment expense reserves ............................  $1,111.5        $1,122.7
Unearned premium reserve .............................................     142.6           157.7
                                                                        ------------------------
        Total insurance reserves .....................................   1,254.1         1,280.4
Loss balances payable ................................................      28.0            45.1
Other liabilities ....................................................       5.2            18.2
                                                                        ------------------------
        Total liabilities ............................................   1,287.3         1,343.7
                                                                        ------------------------
Stockholders' Equity:
Retained earnings ....................................................     732.1           665.0
Net unrealized appreciation of investments ...........................       3.2            15.9
                                                                        ------------------------
        Total stockholders' equity ...................................     735.3           680.9
                                                                        ------------------------
        Total liabilities and stockholders' equity ...................  $2,022.6        $2,024.6
                                                                        ========================

See accompanying notes to interim financial statements.

                 MUNICH REINSURANCE COMPANY-UNITED STATES BRANCH
                              Statements of Income
                 (Dollars in millions, except per share amounts)
                                   (unaudited)

                                                  Three-month           Six-month
                                                     Period               Period
                                                 ended June 30,       ended June 30,
                                                1997       1996      1997       1996
                                           ------------------------------------------
Revenue:
  Premiums written ..........................  $ 85.3     $ 58.6    $212.1     $125.4
  Change in unearned premium reserve ........     5.3        4.2     (31.7)       4.8
                                               --------------------------------------
    Premiums earned .........................    90.6       62.8     180.4      130.2
  Net investment income .....................    20.6       18.3      40.0       35.8
  Net realized capital gains (losses) .......    28.7        2.0      28.2       13.5
  Other income ..............................    (6.6)       1.8      (3.4)       5.6
                                               --------------------------------------
    Total revenue ...........................   133.3       84.9     245.2      185.1
                                               --------------------------------------
Losses and expenses:
  Losses and loss adjustment expenses .......    61.3       46.5     121.1       92.8
  Commission expense ........................    23.3       14.4      44.4       31.6
  Operating expense .........................    (1.2)       4.2       9.5        8.3
                                               --------------------------------------
    Total losses and expenses ...............    83.4       65.1     175.0      132.7
                                               --------------------------------------
    Income before income taxes ..............    49.9       19.8      70.2       52.4
  Federal and foreign income taxes ..........     1.7        0.5       3.1       (0.9)
                                               --------------------------------------
    Net income (loss) to common stockholders.  $ 48.2     $ 19.3    $ 67.1     $ 53.3
                                               ======================================

See accompanying notes to interim financial statements.

                 MUNICH REINSURANCE COMPANY-UNITED STATES BRANCH
                            Statements of Cash Flows
                              (Dollars in millions)
                                   (unaudited)
                                                                Six-month period
                                                                 ended June 30,

                                                                 1997     1996
                                                                ---------------
Cash Flows From Operating Activities:
  Net income .................................................  $ 67.1   $ 53.3
                                                                ---------------
  Adjustments to reconcile net income to net cash
    provided by operating activities:
    Increase in accrued investment income ....................    (2.1)    (0.5)
    Decrease in premiums and other receivables ...............    47.8     70.9
    Decrease (increase) in deferred policy acquisition costs .   (13.5)     1.7
    Decrease (increase) in insurance reserves ................   (26.3)   (52.4)
    Decrease (increase) in current and deferred federal
      and foreign income tax assets ..........................     0.4     (3.0)
    Decrease (increase) in other, net ........................   (27.2)   (13.6)
                                                                ---------------
      Net cash provided by operating activities ..............    46.2     56.4
                                                                ---------------
Cash Flows From Investing Activities:
  Investments available for sale:
    Purchases ................................................  (723.0)  (602.8)
    Sales and maturities .....................................   572.8    602.1
  Income from subsidiary investment ..........................     3.4     (5.5)
                                                                ---------------
      Net cash used in investing activities ..................  (146.8)    (6.2)
                                                                ---------------
      Net decrease in cash and cash equivalents ..............  (100.6)    50.2
Cash and cash equivalents, beginning of period ...............   107.2     20.1
                                                                ---------------
Cash and cash equivalents, end of period .....................  $  6.6   $ 70.3
                                                                ===============

See accompanying notes to interim financial statements.

                       MUNICH AMERICAN REINSURANCE COMPANY
                 MUNICH REINSURANCE COMPANY-UNITED STATES BRANCH
                      Notes to Interim Financial Statements
                                  June 30, 1997
                                   (unaudited)

1.    Basis of Presentation

      Munich Reinsurance Company - United States Branch ("U.S. Branch") was established under the laws of the State of New York on December 23, 1955. The U.S. Branch was established as a branch of Munich Reinsurance Company, Munich. The U.S. Branch was engaged in the business of property and casualty reinsurance.

      On November 25, 1996, Munich Reinsurance Company acquired American Re Corporation and its subsidiaries. On July 3, 1997, Munich Reinsurance Company contributed the assets and liabilities of the U.S. Branch to American Re-Insurance Company, the principal reinsurance subsidiary of American Re Corporation.

      The information for the interim periods ended June 30, 1997, and 1996, is unaudited. The interim financial statements have been prepared on the basis of generally accepted accounting principles and, in the opinion of management, reflect all adjustments (consisting of normal recurring accruals) necessary for a fair presentation of results for such periods. The results of operations and cash flows for any interim period are not necessarily indicative of results for the full year. These financial statements should be read in conjunction with the U.S. Branch's financial statements and related notes for the years ended December 31, 1996, 1995, and 1994, which are located elsewhere in this Form 8-K filing.

                                INDEX TO EXHIBITS

                                                                         Page
                                                                       Number in
                                                                      Sequential
                                                                       Numbering
Exhibit No.                         Description                         System
-----------               --------------------------------              ------

 4 Agreement and Plan of Merger by and among American Re-Insurance Company, American Re
                 Corporation, Munich American Reinsurance
                 Company, Munich Re, Munich Re U. S. Branch,
                 Allianz Aktiengesellschaft and VICTORIA
                 Versicherung AG dated as of July 1, 1997 is incorporated by reference from the Company's
                 Form 8-K dated July 1, 1997 as filed with the Securities and Exchange Commission on July 15, 1997.

10               Domestication Agreement between Munich Re,
                 American Re Corporation and American
                 Re-Insurance Company, dated as of June 24, 1997 and made effective as of July 3, 1997 is incorporated by reference from the Company's
                 Form 8-K dated July 1, 1997 as filed with the Securities and Exchange Commission on July 15, 1997.

99 American Re Press Release dated July 7, 1997 is incorporated by reference from the Company's
                 Form 8-K dated July 1, 1997 as filed with the Securities and Exchange Commission on July 15, 1997.